AAL
                                    VARIABLE
                                    UNIVERSAL
                                      LIFE

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                   Offered by:
                          AID ASSOCIATION FOR LUTHERANS
                             4321 North Ballard Road
                         Appleton, Wisconsin 54919-0001
                                 (414) 734-5721

[AAL Logo]

AID ASSOCIATION FOR LUTHERANS

AAL's Variable Universal Life Provides You  With These Benefits

Death Benefit Protection
Flexible Premium Payment Options
A Variety of Investment Options for Your Cash Value
Death Benefit Guarantee Upon Payment of Death Benefit Guarantee Premium

AAL Variable Life Account I

AAL Variable Product Series Fund, Inc.

The AAL Variable Product Money Market Portfolio
The AAL Variable Product Bond Portfolio
The AAL Variable Product Balanced Portfolio
The AAL Variable Product Large Company Stock Portfolio
The AAL Variable Product Small Company Stock Portfolio

AAL VARIABLE UNIVERSAL LIFE

AAL VARIABLE UNIVERSAL LIFE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Offered by:
AID ASSOCIATION FOR LUTHERANS
4321 North Ballard Road
Appleton, Wisconsin 54919-0001
(414) 734-5721

PROSPECTUS Dated January 20, 1998

Aid Association for Lutherans ("AAL") is offering the flexible premium variable life insurance Certificate (the "Certificate") described in this Prospectus to persons who are eligible for membership in AAL. Membership is open to Lutherans and their families. AAL offers life, disability income insurance and annuities to its members and to employees of AAL, its subsidiaries and affiliated companies who reside in Wisconsin, and mutual funds are offered through a subsidiary, AAL Capital Management Corporation. All members are part of one of over 9,600 local AAL branches throughout the United States. The Certificate provides life insurance benefits. You may choose from two death benefit options. Under the Level Death Benefit Option the death benefit is usually the Specified Amount. Under the Variable Death Benefit the death benefit is usually equal to the Specified Amount plus the Certificate's Cash Value, which can vary. You can also choose the timing and amounts of your premium payments and allocate your Cash Value among the underlying Subaccounts. You may use your Cash Value to keep your Certificate in force, or borrow a portion of it. You can also surrender your Certificate and receive the Cash Value less any surrender charges and loans.

Your Certificate's Cash Value will vary with the investment experience of the underlying funding options you choose. Although Certificate values will vary, the Certificate can be guaranteed to stay in force through the Guaranteed Death Benefit Provision.

It may not be to your advantage to replace existing life insurance or supplement existing variable life insurance with this Certificate.

Please read this prospectus carefully and retain it for future reference.

You should rely only on the information contained in this document. AAL has not authorized anyone to provide you with information that is different.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE PORTFOLIO OR PORTFOLIOS BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE CERTIFICATE IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN.

NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE CERTIFICATE IS IN ANY WAY SIMILAR TO OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

TABLE OF CONTENTS

DEFINITIONS.....
CERTIFICATE SUMMARY
         INTRODUCTION
         WHAT IS AAL?
         WHAT IS THE PURPOSE OF THE CERTIFICATE?
         WHAT LIFE INSURANCE PROTECTION IS PROVIDED?
         WHAT PREMIUMS MAY I PAY?
         WHAT INVESTMENT OPTIONS DO I HAVE?
         WHAT IS THE CASH VALUE OF THE CERTIFICATE?
         WHAT CHARGES DO I PAY?
         HOW CAN I TAKE CASH OUT OF MY CERTIFICATE?
         HOW CAN MY CERTIFICATE TERMINATE?
BENEFITS
         DEATH BENEFIT
         INCREASING YOUR SPECIFIED AMOUNT
         DECREASING YOUR SPECIFIED AMOUNT
         CHANGING YOUR DEATH BENEFIT OPTION
         DEATH BENEFIT GUARANTEE
         MATURITY BENEFIT
         ADDITIONAL BENEFITS
PREMIUMS
         DEATH BENEFIT GUARANTEE PREMIUM
         FLEXIBILITY
         LIMITS
         NET PREMIUM & PREMIUM ALLOCATION
INVESTMENT OPTIONS
         FIXED ACCOUNT
         VARIABLE ACCOUNT
         INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS
         TRANSFERS
         REVIEW OF INVESTMENT STRATEGY
         VOTING PRIVILEGES
CASH VALUE
         FIXED ACCOUNT CASH VALUE
         VARIABLE ACCOUNT CASH VALUE
         WHAT AFFECTS CASH VALUE
         SURRENDER VALUE
CHARGES
         PERCENT OF PREMIUM CHARGE
         CASH VALUE CHARGES
         SURRENDER CHARGE
         TRANSFER CHARGE
ACCESS TO CASH VALUE
         PARTIAL WITHDRAWALS
         LOANS
         SURRENDER
CERTIFICATE TERMINATION
         EARLY TERMINATION AND REINSTATEMENT
         DEATH, MATURITY, AND SURRENDER
PAYOUT OPTIONS
         SELECTION
         OPTION 1: INTEREST
         OPTION 2: A SELECTED AMOUNT OF INCOME
         OPTION 3: A SET PERIOD
         OPTION 4: LIFE PAYMENT
         OPTION 5: JOINT & SURVIVOR
HOW TO MAKE PAYMENTS AND RECEIVE SERVICE
         APPLYING FOR A CERTIFICATE
         TIMELY PROCESSING
         WRITTEN REQUESTS
         TELEPHONE TRANSACTIONS
         DEATH CLAIMS
GENERAL INFORMATION
         FREE LOOK
         ENTIRE CONTRACT
         STATEMENTS IN THE APPLICATION
         CHANGE OF CERTIFICATE
         INCONTESTABILITY
         MISSTATEMENT OF AGE OR SEX
         MAINTENANCE OF SOLVENCY
         BASIS OF COMPUTATIONS
         REPORTS TO OWNERS
         MEMBERSHIP
         OWNERSHIP
         BENEFICIARY
         COLLATERAL ASSIGNMENT
         RIGHTS RESERVED BY AAL
         DIRECTORS AND OFFICERS
FEDERAL TAX MATTERS
         VARIABLE ACCOUNT TAX STATUS
         LIFE INSURANCE QUALIFICATION
         PRE-DEATH DISTRIBUTIONS
         DIVERSIFICATION REQUIREMENTS
         OTHER CONSIDERATIONS
         LITIGATION
         DISTRIBUTION
         ILLUSTRATIONS
         LEGAL AND ACTUARIAL MATTERS
         EXPERTS


DEFINITIONS

AAL: Aid Association for Lutherans, a fraternal benefit society organized under the laws of the State of Wisconsin, owned and operated for its members. It is the issuer of the Certificates.

AALCMC: AAL Capital Management Corporation, an indirect subsidiary of Aid Association for Lutherans and a registered broker-dealer. It serves as principal underwriter of the Certificates.

AAL Representative: An AAL District Representative who is appropriately licensed by state insurance department officials to sell the Certificates, and is also a licensed Registered Representative of AALCMC.

Accumulation Unit: A unit of measure used to calculate the Cash Value in each Subaccount of the Variable Account. A further description is contained in the Section "Cash Value", specifically the subsection "Variable Account", of this Prospectus.

Accumulation  Unit Value: On any Valuation  Date, the value of the  Accumulation
Unit of each Subaccount of the Variable Account. A further description is contained in the Section "Cash Value", specifically the subsection "Variable Account", of this Prospectus.

Age: The Issue Age of the insured plus the number of Certificate Years elapsed.

Beneficiary: The person(s) named by the Certificate Owner to receive the death proceeds under the Certificate. A beneficiary need not be a natural person.

Cash Value: The total value of the Certificate. Cash Value equals the sum of the Subaccount cash values plus Fixed Account cash value.

Certificate: The flexible premium variable life insurance Certificate offered by AAL and described in this prospectus.

Certificate  Anniversary:   The  same  date  in  each  succeeding  year  as  the
Certificate Issue Date.

Certificate Year: The 12-month period following the Issue Date or a Certificate Anniversary. The Certificate Year is always based upon the time elapsed since the Issue Date.

Death Benefit: The amount paid upon the death of the Insured.

Death Benefit Option: Either of the two methods used to determine the Death Benefit.

Death Benefit Guarantee: A Certificate provision that guarantees insurance coverage if you meet certain conditions.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular Certificate's Death Benefit Guarantee in effect. Different combinations of age, sex, risk class, specified amount and additional benefits will result in different Death Benefit Guarantee Premiums. Your Death Benefit Guarantee Premium is listed on page 3A of your Certificate and it is further described in the Section "PREMIUMS" of this Prospectus.

Fixed Account: A Cash Value accumulation option that credits an interest rate. The Fixed Account is part of AAL's general account, which includes all of AAL's assets other than those in any AAL separate account.

Fund: AAL Variable Product Series Fund, Inc., which is described in the Fund Prospectus accompanying this Prospectus.

Home Office: AAL's office at 4321 Ballard Road, Appleton, Wisconsin 54919-0001, or such other place as AAL shall specify in a notice to the Certificate Owner.

Insured: The person on whose life the Certificate is issued.

Internal Revenue Code:  The Internal Revenue Code of 1986, as amended.

Issue Age: The age of the insured as of his or her last birthday on or before the issue date.

Issue Date: The date insurance coverage begins under this Certificate.

Monthly Deduction Date: The date each month on which monthly charges are taken from Cash Value. It occurs each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month on which the Certificate was issued. A further description is contained in the "Charges" Section of this Prospectus.

Net Asset Value: The unit of valuation for a Fund portfolio as computed and described in such Fund's prospectus.

Specified Amount: Initially, the amount of life insurance for which the Certificate was issued. The Specified Amount of your Certificate may change, as described in your Certificate. This is further described in the "Benefits" Section of this Prospectus.

Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding portfolio of the Fund. This is further described in the "Investment Options" Section, specifically in the Variable Account" subsection.

Surrender  Value:   Cash  Value  less  any  applicable   surrender  charges  and
outstanding loan balances.

Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and AAL is open for business. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday. AAL will also be closed on the Friday after Thanksgiving and the day before Christmas. When the markets are trading on days when the portfolios are not priced, a subaccount's value may change on a day when Certificate Owners may not be able to access their Certificate's Cash Value.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.
Variable Account: The AAL Variable Life Account I. It is a separate account of AAL.

Written Request: A written request or notice signed by the Certificate Owner, received in good order by AAL at its Home Office.

You, Your: The Owner of the Certificate.

CERTIFICATE SUMMARY

INTRODUCTION

As you read this prospectus, keep in mind that you are considering the purchase of a life insurance contract. Because a substantial part of your premium pays for life insurance, you should not buy this Certificate unless a primary reason for your purchase is to provide life insurance protection. Since it is cash value life insurance with investment aspects, the Certificate can also serve a second purpose. In addition to providing life insurance coverage, cash may also be available for use during your lifetime. Because it is variable universal life insurance, it has significant investment aspects that require you to make investment decisions and take investment risk. No claim is made that the Certificate is in any way similar or comparable to a systematic investment plan of a mutual fund. This section provides only an overview of the more significant provisions of the Certificate. It omits details that are provided in the rest of this Prospectus. The Table of Contents will help you locate more details or other specific topics.

WHAT IS AAL?

AAL (Aid Association for Lutherans) was organized on November 24, 1902. It is a fraternal benefit society under Internal Revenue Code section 501(c)(8) and incorporated under the laws of the state of Wisconsin. As of December 31, 1997, AAL had approximately 1.7 million members and is the world's largest fraternal benefit society in terms of assets (over $17.9 billion) and life insurance in force ($82 billion), ranking it in the top two percent of all life insurers in the United States in terms of ordinary life insurance in force.

WHAT IS THE PURPOSE OF THE CERTIFICATE?

This Certificate provides life insurance protection on the Insured as long as the Certificate is in effect. It also may provide cash available for use during your lifetime.

Like traditional life insurance, the Certificate has a death benefit, accumulates a cash value and offers loan and surrender privileges. Unlike traditional life insurance, the Certificate offers flexible premiums and a choice of investment alternatives, including the opportunity to participate in the risks and returns of equities.

Your choice of premiums, investment options, and your use of withdrawal and loan privileges will be key factors in the Certificate's performance. The choices you make directly impact how long the Certificate remains in effect and the amount of cash available for use.

WHAT LIFE INSURANCE PROTECTION IS PROVIDED?

You choose one of two Death Benefit Options. Under the Level Death Benefit option the death benefit is usually the Specified Amount. Under the Variable Death Benefit option the death benefit is usually equal to the Specified Amount plus the Certificate's Cash Value which can vary according to gains or losses as a result of the investment options selected.

If your Cash Value builds to a large total compared to your Specified Amount, your death benefit will be increased as necessary to comply with federal tax law. This is required to maintain your Certificate's tax status as life insurance.

Your Certificate is guaranteed to stay in effect as long as the Death Benefit Guarantee is in effect. This guarantee is available until age 65 or your 10th Certificate anniversary, if later, provided you pay certain minimum premium amounts.

You may change Death Benefit Options, and increase or decrease your Death Benefit by changing your Specified Amount, as provided for in your Certificate.

Additional benefits are also available. They include Accidental Death Benefit, Disability Waiver, Guaranteed Purchase Option, and Applicant Waiver. See your Certificate for details.

WHAT PREMIUMS MAY I PAY?

You choose when and how much premium to pay, within certain restrictions. To keep your Certificate in effect during the first four (4) years, you should pay at least the Death Benefit Guarantee Premium. Your Certificate will likely lapse if you fail to pay at least these premiums.

If you want to make regular payments, AAL will send you billing statements of an amount you select. You can choose monthly, quarterly, semi-annual or annual payments.

To keep your Death Benefit Guarantee, your total premiums paid less partial withdrawals must equal or exceed the total Death Benefit Guarantee Premiums plus any outstanding loan balance. AAL recommends you pay at least the Death Benefit Guarantee Premiums to adequately fund your Certificate. Paying these premiums guarantees that your Certificate will not lapse until age 65, or for 10 years from issuance if longer.

The amount of premiums paid may effect the tax status of your Certificate. The Internal Revenue Code's definition of life insurance limits the amount of premium you may pay.

WHAT INVESTMENT OPTIONS DO I HAVE?

You choose where to allocate your premiums among the Variable Accounts (called "Subaccounts") and the Fixed Account.

Premiums you allocate to the Fixed Account are credited to your Fixed Account's Cash Value. Cash Value in the Fixed Account accumulates at a fixed rate of interest as declared by AAL. This rate is guaranteed never to be lower than 4%. The Fixed Account is a part of AAL's general account. The general account includes all of AAL's assets other than those in our separate accounts (including the Variable Account).

Each Subaccount invests in a portfolio of a mutual fund. The current portfolios are Money Market, Bond, Large Company Stock, Small Company Stock, and Balanced. Each portfolio has a different investment strategy. Premiums allocated to a Subaccount will increase that Subaccount's Cash Value. Each Subaccount's cash value will accumulate based on the investment experience of that Subaccount's portfolio.

You may transfer the Cash Value among the Subaccounts and Fixed Account, as specified in the Certificate. This allows you to adjust your investment strategy at any time.

WHAT IS THE CASH VALUE OF THE CERTIFICATE?

The total Cash Value at any time is equal to the sum of the Cash Values in the Subaccounts and the Fixed Account.

Premiums increase Cash Value. Charges and cash you withdraw from the Certificate decrease Cash Value. The investment experience of the Subaccount(s) you select also affects your Certificate's Cash Value as does the interest credited to the Fixed Account. Investment gains, if any, increase Cash Value, while any investment losses decrease Cash Value.

Your decisions on the premiums to pay, the accounts to invest in, and the amounts you withdraw from the Certificate have a great impact on your Certificate's Cash Value.

Important Note: The primary purpose for paying enough premium to build your Cash Value is to cover increasing Cost of Insurance rates as you (the Insured) get older. Unless you build your Cash Value over time, you will need to cover increasing costs with higher premiums. Your Cash Value also depends upon the investment experience of the Subaccount(s) in which your Cash Value is invested and, if this experience is low or negative, you may also need to pay higher premiums.

WHAT CHARGES DO I PAY?

Charges are necessary to pay for the insurance coverage provided, cover the expenses of issuing and administering the Certificate, and to fund AAL's fraternal activities. Charges are:

Cost of Insurance Charge - A monthly charge for life insurance coverage. This charge varies by risk class, sex, amount at risk, and age.

Mortality and Expense Risk Charge - Monthly charges are deducted from the Subaccounts of the Variable Account to pay for the mortality and expense risks borne by AAL. Currently, during the first 15 years the monthly charge is .0625% (approximately .75% annually) of the total Subaccount cash value. This charge drops to .02083% (approximately .25% annually) of the total Subaccount Cash Value in Certificate Year 16.

Administrative   Charge  -  A  monthly   charge  of  $4  is  deducted  to  cover
administrative costs.

Change Fee - A $25 charge will be assessed if you choose to make changes to your Certificate. Such Certificate changes include a reduction of insurance charges that are in excess of standard due to insurance underwriting requirements, a change from smoker to non-smoker risk class, a change in death benefit options, and changes to the additional benefits under the Certificate.

Issue Expense Charge - A monthly charge to cover issue costs is deducted for the first 36 months. This charge will vary by age, risk class, sex and Specified Amount.

Percent of Premium Charge - A charge of 3 % of each premium is taken to cover sales and other expenses and provide support for AAL's fraternal activities.

Additional Benefits Charge - A charge will be taken each month for any additional benefits you have.

Partial Withdrawal Charge - A $25 charge per withdrawal is made after the first withdrawal during any Certificate Year. This charge is assessed by the redemption of Accumulation Units and/or reduction in the Fixed Account balance.

Surrender Charge - If you choose to surrender your Certificate or reduce your Specified Amount, AAL will reduce your Cash Value by the Surrender Charge. The charge decreases over the first 10 Certificate years to zero in the 11th Certificate Year. A new Surrender Charge schedule begins for the increase in Specified Amount each time you increase your Specified Amount. Your initial
Surrender Charge is based on an amount per thousand of Specified Amount for which the Certificate is issued. The amount per thousand varies by sex, risk class and Issue Age. Your actual Surrender Charges are listed on page 3A1 of your Certificate. If you increase your Specified Amount, a new Surrender Charge is applicable. If you decrease the Specified Amount while the Surrender Charge applies, a portion of the Surrender Charge will be assessed. For further details regarding Surrender Charges, see page _____.

Portfolio Expenses The expenses for each of the Portfolios are limited to the respective maximum advisory fees, currently .35% of the average annual daily net assets. Without this limitation through reimbursement by the adviser, which can be changed or stopped with 30 days notice, the expenses for the year ended 1996 would have been: Money Market Portfolio - 0.65%, Bond Portfolio - 0.68%, Balanced Portfolio - 0.60%, Large Company Stock Portfolio - 0.63%, and Small Company Stock Portfolio - 0.75%.

Transfer Charge - AAL will charge $25 for each transfer between Subaccounts and/or the Fixed Account in excess of 12 in each Certificate Year.

HOW CAN I TAKE CASH OUT OF MY CERTIFICATE?

You can choose to take cash out of the Certificate through a loan, partial withdrawal, or full surrender.

You may take one partial withdrawal per Certificate year at no charge. You will be charged $25 for each additional withdrawal. A partial withdrawal will reduce your Cash Value and may reduce your Specified Amount. It will also reduce the amount of premiums considered "paid" to meet the Death Benefit Guarantee premium requirement.

You make take up to 92% of your Cash Value out as a loan. You will be charged 8% per annum on the loan balance until you reach your 15th Certificate anniversary. Thereafter the rate will drop to 7 1/4% per annum.

Cash Value securing a loan may earn a lower interest rate than other Cash Value in the Fixed Account. AAL will determine the rates earned.

If you surrender your Certificate, you will receive the Cash Value less any surrender charge and outstanding loans.

Both partial withdrawals and loans will reduce the Cash Value available to pay your insurance costs. You should carefully consider the impact on the insurance your Certificate will be able to provide, now and in the future, before exercising these privileges.

These privileges can be a major advantage of this Certificate. When you pay enough premiums, the power of tax-deferred earnings, with favorable investment experience, can build significant Cash Value. Under these circumstances, some Cash Value will be available for your use, in addition to paying your insurance costs.

HOW CAN MY CERTIFICATE TERMINATE?

Without the Death Benefit Guarantee, this Certificate will terminate (lapse) when there is not enough Cash Value to pay the monthly charges. If this happens, you have a short period to pay enough premiums to keep the Certificate in effect. Your Certificate will not terminate while the Death Benefit Guarantee is in effect.

Your Certificate will terminate when the Insured dies and the death benefit is paid.

Your Certificate will terminate if you surrender your Certificate for its surrender value (Cash Value less loans and surrender charges).

Your Certificate will terminate if you reach age 100. At that time the Cash Value less any loans, will be paid to you.

There may be tax consequences when money is received from a Certificate. Please consult with your tax advisor.

BENEFITS

DEATH BENEFIT

The death benefit is the amount payable upon the death of the Insured. At the time of purchase, you must choose between two available Death Benefit Options. The amount payable under either option will be determined as of the date of the Insured's death. Loans plus unpaid interest always reduce the death benefit paid.

Suicide Exclusion

If the Insured commits suicide within one year of the issue date AAL will not pay a death benefit but will return all premiums paid. The one year period in the Suicide Exclusion provision will apply at issue and to each increase in the Specified Amount beginning on the effective date of each increase. The only amount payable attributable to the increase will be a refund of the monthly deductions for the increase.

Level Death Benefit - Option 1

The death benefit under this option is the greater of the Specified Amount, or the death benefit factor multiplied by Cash Value. The death benefit factor is
2.5 through age 40 and decreases yearly to 1 at age 95. The death benefit factor helps to qualify your Certificate as life insurance under federal tax law. A table of death benefit factors is contained in your Certificate.

Option 1 generally provides a level Death Benefit. Choose Death Benefit Option 1 if: 1) you do not expect your insurance needs to generally increase; and 2) you wish to minimize your insurance costs. All other things being equal, Option 1 will provide greater growth in Cash Value than Option 2.

Variable  Death Benefit - Option 2

The death benefit will be the greater of the Specified Amount plus Cash Value or the death benefit factor (described above) multiplied by Cash Value.

Option 2 provides a death benefit that varies over time. It increases and decreases along with your Cash Value. Choose Death Benefit Option 2 if: 1) you expect your insurance needs to increase; or 2) you wish to have an increasing death benefit. Option 2 will provide a greater death benefit than Option 1.

INCREASING YOUR SPECIFIED AMOUNT

You have the right to increase the Specified Amount at any time on or before the certificate anniversary following the insured's 80th birthday if the insured is insurable for the increase under AAL's underwriting guidelines and policies.

An increase must be at least $10,000. Proof of insurability may be required and, if you are not the Insured, proof of insurable interest may also be required.

When an increase is approved, it becomes effective as of the date shown on the new page 3A that is sent to you.

The cost of insurance rates charged for each increase will vary based on factors such as sex, risk class, age and the time elapsed since issue.

Each increase will be subject to AAL's expense charges in effect at the time of increase. The expense charges for each increase will be based on the insured's age on the last certificate anniversary and sex at the time of increase and will apply for the number of months shown on the new page 3A.1. A new set of surrender charges will apply to each increase in the Specified Amount. These charges will all be shown on the new page 3A.1.

DECREASING YOUR SPECIFIED AMOUNT

You have the right to decrease the Specified Amount after it has been in effect for one year. The Specified Amount remaining in effect cannot be less than $10,000.

The decrease will be effective as of the date the request is received at the Home Office. The decrease will be subtracted first from any previous increases in the Specified Amount, starting with the most recent, then from the original specified amount.

A surrender charge will be subtracted from the Cash Value if a surrender charge is in effect for that part of the Specified Amount decreased. The surrender charges are shown on the Table of Surrender Charges in the Certificate on page 3A.1.

CHANGING YOUR DEATH BENEFIT OPTION

You may change your Death Benefit Option at any time. A $25 charge will be applied to your Cash Value for each Death Benefit Option Change.

If you apply to change from the Level Death Benefit option to the Variable Death Benefit option, AAL may require proof of insurability from you. Also, your Specified Amount of insurance decreases so your death benefit immediately after the change will be the same as immediately before the change. The change is not allowed if it reduces your Specified Amount below $10,000.

If you change from the Variable Death Benefit option to the Level Death Benefit option your Specified Amount increases. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change.

DEATH BENEFIT GUARANTEE

The Death Benefit Guarantee, as long as it is in effect, assures that your coverage will continue even if the Cash Value is insufficient to pay the current monthly deductions. To keep the Death Benefit Guarantee in effect you must meet the test described below. Basically, the test requires you to pay a minimum amount of premiums, and the insured to be under age 65 (or the Certificate has been in effect not more than 10 years).

AAL will test the Death Benefit Guarantee on each monthly deduction date as follows:

1) the sum of all premiums paid (less any partial withdrawals) must be greater than or equal to the Death Benefit Guarantee Premium (see next page) times the number of months since the Certificate Issue Date, plus any outstanding loan, and

2) the Insured's age is less than 65 or the Certificate has been in effect no more than 10 years.

If part 1) of the test is not met, AAL will notify the Certificate Owner and allow two months to pay enough premium or loan repayment to meet the requirements of the test. If you do not pay the required premium or loan repayment, the Death Benefit Guarantee will end, and can not be reinstated.

Changes in the Specified Amount and optional benefits on the Certificate will change the Death Benefit Guarantee Premium. The new Death Benefit Guarantee Premium is required from the first monthly deduction date following the change.

MATURITY BENEFIT

Upon the Insured's attaining age 100, the Certificate will provide a maturity benefit equal the Cash Value less any loans.

ADDITIONAL BENEFITS

Several additional benefits are available on most Certificates. They include Accidental Death Benefit, Disability Waiver, Guaranteed Purchase Option, and Applicant Waiver. See your Certificate for details.

PREMIUMS

DEATH BENEFIT GUARANTEE PREMIUM

The Death Benefit Guarantee Premium is the minimum premium, on a monthly basis, that is required to keep your Death Benefit Guarantee in effect. Your Death Benefit Guarantee Premium is equal to:

1) a factor, based on age, sex, and risk class, multiplied by your Specified Amount divided by 1,000; plus
2) the monthly administrative charge of $4; plus 3) a required premium for each additional benefit you choose.

Your particular Death Benefit Guarantee Premium is listed on page 3A of your Certificate.

You may choose to pay on a different basis than monthly or to pay lump sums. In these cases, premiums paid in excess of the current month's Death Benefit Guarantee Premium will be counted toward future Death Benefit Guarantee Premium requirements.

FLEXIBILITY

You choose when and how much premium to pay, within certain restrictions. You need to pay at least the Death Benefit Guarantee Premium for four years, without taking any loans or partial withdrawals, to keep your Certificate in effect. Failure to pay this Premium will likely result in the lapse of your Certificate. After that time you may be able to pay less and keep your Certificate in effect. However, if you do pay less, you will lose the Death Benefit Guarantee and you run a greater risk that your Cash Value will not grow enough to keep your Certificate in effect.

Planned periodic premiums are those you choose to pay on a regular basis. AAL will send you billing statements of an amount you select. You can choose quarterly, semi-annual or annual statements. Pre-authorized automatic monthly check payments may also be arranged.

You may make payments in addition to planned periodic premiums. You also may choose a new planned periodic premium. AAL recommends you pay at least the Death Benefit Guarantee premiums to adequately fund your Certificate.

LIMITS

AAL reserves the right to:

-Limit any increase in planned periodic premiums.

-Limit the number and amount of payments in addition to planned periodic payments.

-Refuse any premium if the payment would increase the difference between the Death Benefit and the Cash Value.

The Internal Revenue Code excludes life insurance death benefits from gross income. To qualify for this exclusion, federal tax law limits the premiums you may pay. AAL will return the portion of any premium payment that causes this limit to be exceeded.

In the event of a reduction in the Specified Amount, if either the total premium payments already made or the Cash Value exceeds the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, AAL will refund any excess premiums or Cash Value necessary to comply with the limit stated in the Internal Revenue Code.

NET PREMIUM & PREMIUM ALLOCATION

Net premiums equal the premiums you pay less the 3% of premium charge. You decide how to allocate your net premiums among the available accounts. At purchase, you select a percentage for each account that will be used to allocate each net premium.. The percentages must be whole numbers, and add to 100%. You may change your allocation percentages at any time.

Your initial premium will be allocated to the accounts you choose (or to the Money Market Account as discussed below) at the time the Certificate is issued. AAL will issue your certificate according to AAL's standard administrative procedures and once all underwriting and other requirements are met. AAL's standard administrative procedure is to issue new Certificates which meet underwriting and other requirements on the 29th - 31st of any month on the first Valuation Date in the following month Certificates are issued only on a Valuation Date from the 1st through the 28th of any month. Premiums paid after issue are allocated according to the premium allocation percentages you have chosen. This allocation occurs at the end of the day if AAL receives your premium payment before the close of the New York Stock Exchange ("NYSE"), which is usually 3:00 P.M. Central Time, and that day is a Valuation Date. If your payment is received on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See definition of "Valuation Date" on page --.

In certain states, a refund of premium or the greater of premium or accumulated values is required if you exercise your free look privilege. See "Free Look" in the "General Information Section". In these cases, AAL reserves the right to allocate premiums to the Money Market Subaccount until the expiration of the "free look period" plus an additional 5 day period. After that time AAL will allocate your accumulated premiums to the accounts based on your net premium allocation percentages.

INVESTMENT OPTIONS

You choose where to allocate your net premiums among the Fixed Account and Subaccounts of the Variable Account.

FIXED ACCOUNT

The Fixed Account is a Cash Value accumulation option that credits an interest rate. The Fixed Account is part of AAL's general account, which includes all of AAL's assets other than those in any AAL separate account.

Cash Values allocated to the Fixed Account are combined with all the general assets of AAL and are invested in those assets chosen by AAL and allowed by applicable law. Any premiums allocated to the Fixed Account will be subject to all fees and expenses associated with the Variable Account, except for the Fund annual expenses and the mortality and expense risk charge.

AAL will quarterly declare an effective annual interest rate for the Fixed Account.

Interest is credited on each premium allocated or accumulated value transferred to the Fixed Account from the date of the allocation or transfer. Interest is credited daily.

Under the Fixed Account option, the guaranteed minimum interest credited to the Fixed Account will be at the effective rate of 4% per year, compounded daily. AAL may credit interest at a rate in excess of 4% per year; however, AAL is not obligated to do so. There is no specific formula for the determination of excess interest. Such excess interest, if any, will be determined by AAL based on numerous factors. Some of the factors that AAL may consider in determining whether to credit interest above 4% to amounts allocated to the Fixed Account, and the amount thereof, include, but are not limited to, general economic trends, rates of return currently available and anticipated on AAL's investments, regulatory and tax requirements and competitive factors.

ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF AAL. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account option and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

A lower rate of interest may be credited to the portion of the Fixed Account securing a loan.

VARIABLE ACCOUNT

The Variable Account is AAL Variable Life Account I. It is a separate account of AAL established by the Board of Directors of AAL on May 8, 1997 pursuant to the laws of the State of Wisconsin. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Such registration, however, does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

AAL owns the assets of the Variable Account and keeps them legally segregated from the assets of the general account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business AAL may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other contract liabilities of the Variable Account arising under the Certificates supported by the Variable Account.

Income, and gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of AAL's other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

The Variable Account currently consists of five Subaccounts, which are: Money Market, Bond, Large Company Stock, Small Company Stock, and Balanced. Each Subaccount invests in a corresponding portfolio of the AAL Variable Product Series Fund, Inc. (a mutual fund - referred to below as the "Fund"). Additional Portfolios may be added or substituted for the current Portfolios.

Net premiums allocated to a Subaccount, and the resulting Cash Value, will accumulate based on the investment experience of that Subaccount's corresponding Fund portfolio.

Each of these portfolios has a different investment objective. No assurance may be given that any portfolio will achieve its investment objective.

The AAL Variable  Product  Series Fund,  Inc. (the
"Fund") is a Maryland corporation registered with the SEC under the 1940 Act as a diversified, open-end investment company (commonly known as a "Mutual Fund"). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

Shares of the Fund are currently offered to the AAL Variable Annuity Account I and to the Variable Account to fund benefits payable under the Certificates. The Fund may, at a later date, also offer its shares to other separate accounts of AAL or to a subsidiary or affiliated company of AAL. Shares of the Fund may also be offered directly to AAL.

The Fund currently consists of five separate Portfolios, each with its own investment objectives, investment program, policies and restrictions. The investment objectives of each Portfolio are described below. No assurance can be given that each Portfolio of the Fund will achieve its investment objective.

INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

The Money Market Portfolio: seeks to provide maximum current income to the extent consistent with liquidity and a stable net asset value of $1.00 per share by investing in a diversified portfolio of high quality, short-term money market instruments.

The Bond Portfolio: seeks to achieve investment results that approximate the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the index. This objective is consistent with a goal of maximizing total return, consistent with reasonable risk. Investments are in bonds and other debt securities included in the Index.

The Large Company Stock Portfolio: seeks to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in common stocks included in the index.

The Balanced Portfolio: seeks to achieve investment results that reflect investment in common stocks, bonds and money market instruments, each of which will be selected consistent with the investment policies of the AAL Variable Product Large Company Stock, Bond and Money Market Portfolios, respectively.

The Small Company Stock Portfolio: seeks to achieve investment results that approximate the performance of the Wilshire Small Cap Index by investing in common stocks included in the index.

Fund Expenses

AAL acts as investment adviser to the Fund. For this service, AAL deducts a daily advisory fee of .35% per year of each portfolio's average daily net assets. Additional portfolio expenses are currently reimbursed by AAL but this reimbursement may be modified or canceled at any time. More information concerning these additional expenses is contained in the Fund Prospectus.

TRANSFERS

You may transfer the Cash Value among the Subaccounts and Fixed Account by submitting a written request to AAL's Home Office. You may also transfer by telephone if you have completed the Telephone Transaction Authorization Form.

Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values determined as of the end of the Valuation Period during which the transfer request is received, in good order, by AAL. You should carefully consider current market conditions and each portfolio's investment policies and related risks before allocating money to the portfolios.

The total amount of any transfer must be at least $500, or it may be less as long as you transfer the entire cash value from an account. Of the total transfer being made, the amount transferred to any account must be at least $50. Twelve transfers per Certificate Year may be made from Subaccounts without charge. AAL will charge $25 for each transfer in excess of twelve.

Only one transfer may be made from the Fixed Account in each Certificate Year. The transfer may not exceed the greater of $500 or 25% of the Cash Value in the Fixed Account at the time of transfer. This transfer is not subject to charge.

REVIEW OF INVESTMENT STRATEGY

You should periodically review the allocation of your Cash Value among the Subaccounts and Fixed Account. Consider the current market conditions, investment risks and objectives of the portfolios and your own objectives. A full description of the portfolio, its investment objectives, policies and restrictions, its expenses, risks and other aspects of its operation is contained in the accompanying Prospectus for the Fund. Read the accompanying Fund Prospectus carefully.

VOTING PRIVILEGES

To the extent required by law, AAL will vote the Portfolio shares held in a Subaccount at shareholder meetings of the Fund, if any, in accordance with instructions received from persons having voting interests in the corresponding Subaccount of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result AAL determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The Owner will have the voting interest with respect to Fund shares attributable to the Certificate

The number of votes which an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that each Owner may instruct will be determined by dividing a Certificate's Accumulated Value in a Subaccount by the Net Asset Value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the portfolio which the Owner has the right to instruct will be determined as of the record date established by the portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any portfolio shares held in the Variable Account for which AAL does not receive timely voting instructions, or which are not attributable to Owners will be represented at the meeting and voted by AAL in proportion to the instructions received from all Owners. Any portfolio shares held by AAL or its affiliates will be voted in proportion to the aggregate votes of all shareholders in the portfolio. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate portfolio.

CASH VALUE

FIXED ACCOUNT CASH VALUE

The Fixed Account Cash Value reflects net premiums allocated to it, transfers to or from the Subaccounts, credited interest, and any deductions. Each day the Cash Value in the Fixed Account will change based upon these factors. See the Certificate for further detail.

VARIABLE ACCOUNT CASH VALUE

Number of Accumulation Units

The number of Accumulation Units for this Certificate in any Subaccount may increase or decrease at the end of each Valuation Period depending on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units for a transaction in a Subaccount is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:

Net premiums are allocated to the Subaccount; or

Cash value is transferred to the Subaccount from another Subaccount or from the Fixed Account.

The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:

Cash Value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;

Partial   withdrawals  and  partial   withdrawal  charges  are  taken  from  the
Subaccount; or

Monthly deductions or transfer charges are taken from the Subaccount.

A charge for a Death Benefit Option change is allocated to the Subaccount.

A charge for a Certificate change is allocated to the Subaccount.

Surrender Charges are allocated to the Subaccount.

Accumulation Unit Value

For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:

The net asset value of the corresponding fund portfolio at the end of the Valuation Period;

Plus the amount of any dividend, capital gain or other distribution made by the fund portfolio if the "ex-dividend" date occurs during the Valuation Period;

Plus or minus any cumulative credit or charge for taxes reserved which is determined by AAL to have resulted from the operation of the portfolio;

Divided by the total number of accumulation units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection above, have occurred.

WHAT AFFECTS CASH VALUE

The Cash Value of your Certificate, at any one time, is determined by: (a) multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; (b) if you have elected a combination of Subaccounts, totaling the resulting values; and (c) adding any value in the Fixed Account. While loans are not deducted from Cash Value, loans do reduce the amount you would receive upon surrender of your Certificate and the amount available to pay insurance charges. Loans also accrue interest charges and may result in less interest credited to your Certificate.

Over the life of your Certificate, many factors determine its Cash Value. They include:

- premiums paid
- the investment experience of the Subaccounts - interest credited to the Fixed Account - loans taken and loan repayments - partial withdrawals taken - charges and deductions taken

Because a Certificate's Cash Value is based on the variables listed above, it cannot be predetermined. Cash Value in the Variable Account will largely be determined by market conditions and investment experience of the Fund's portfolios corresponding to the Subaccounts chosen by the Owner. The Owner will bear all such risk.

The value of the Fixed Account is guaranteed as to principal and interest at 4%, subject to the charges described in the "Charges" Section. There is no guaranteed minimum Cash Value for the Variable Account.

SURRENDER VALUE

The Surrender Value is the total amount you may withdraw from the Certificate . It is equal to the Cash Value less any Surrender Charges and any outstanding loan principal and accrued interest.

You will be advised at least annually as to the number of Accumulation Units which are credited to the Certificate, the current Accumulation Unit Values, the Variable Account Cash Value, the Fixed Account Cash Value, the Cash Value and the Surrender Value.

CHARGES

Charges are necessary to pay for the insurance provided, cover the expenses generated by issuing and administering the Certificate, and to fund AAL's fraternal activities. In addition to the charges described below, a $25 change fee will be charged for all Certificate changes. This is a $25 charge that will be assessed if you choose to make changes to your Certificate. Such Certificate changes include a reduction of insurance charges that are in excess of standard due to insurance underwriting requirements, a change from smoker to nonsmoker risk class, a change in death benefit options, and changes to the additional benefits under the Certificate.

PERCENT OF PREMIUM CHARGE

A charge of 3% of each premium payment is taken to cover sales and other expenses and provide support for AAL's fraternal activities.

CASH VALUE CHARGES

On each Monthly Deduction Date charges are deducted from your Cash Value. These include cost of insurance, administrative and issue expense charges, mortality and risk expense charges and charges for additional benefits you may have selected. (No mortality and risk expense charges are deducted from the Fixed Account.)

The cost of insurance charge and additional benefit charges vary by risk class, amount at risk, Specified Amount and, in most states, sex. The cost of insurance rates, used to calculate these charges, are determined by AAL based on expectations as to future mortality and expense experience. Any change in these rates will be applied on a uniform basis to all insureds of the same risk class. However, AAL cannot use cost of insurance rates higher than the annual guaranteed cost of insurance rates shown in the Certificate. The guaranteed rates are no greater than certain of the 1980 Commissioners Ordinary Mortality Tables (and, where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the age and risk class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable laws. AAL charges rates that are currently lower than the guaranteed rates, and may also charge current rates in the future.

A monthly administrative charge of $4 is deducted to cover administrative costs. This charge is for expenses such as premium billing and collection, Certificate value calculation, transaction confirmations and periodic reports.

The monthly issue expense charge covers issue costs. It is deducted for the first 36 months. This charge will vary by age, risk class, Specified Amount and, in most states, sex.

Monthly mortality and expense risk charges are deducted from the Variable Account to pay for the mortality and expense risks borne by AAL. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Certificate will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the certificates and operating the Separate Account will be greater than the charges assessed for such expenses. AAL will realize a gain from this charge to the extent it is not needed to provide mortality benefits and expenses under the Certificates, and will realize a loss to the extent the charge is not sufficient. The Monthly Mortality and Expense Risk Charge is guaranteed never to exceed .075% (approximately .9% annually). The charge is applied to the total cash value in the Subaccounts on each Monthly Deduction Date. In addition, the Monthly Mortality and Expense Risk Charge on certificates from their 15th Certificate Anniversary, and beyond, is guaranteed at any time to be at least .04166% percent (approximately .5% annually) less than the rate in effect at that time for Certificates which have not reached their 15th Certificate Anniversary. The current charges in effect are as follows: During the first 15 years the monthly charge is .0625% (approximately .75% annually) of the total Subaccount Cash Value. This charge drops to .02083% (approximately .25% annually) of the total Subaccount Cash Value in Certificate Year 16.The Monthly Deduction is deducted from each account on a basis proportional to the Cash Value in that account. For Subaccounts, this is accomplished by selling Accumulation Units and withdrawing their value from that account. For the Fixed Account the Cash Value is reduced by the Fixed Account's proportion of the Monthly Deduction.

The Monthly Deduction is made as of the same day each month, beginning with the Issue Date, if that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, the deduction date is the nearest previous Valuation Date.

SURRENDER CHARGE

If you choose to surrender your Certificate or reduce your Specified Amount, AAL will reduce the Cash Value by the surrender charge assessed proportionately against the amounts you have invested in each of your selected Subaccounts and the Fixed Account. This charge is imposed as a deferred sales and administrative charge. It covers expenses associated with underwriting, issuing and distributing the Certificate.

The initial surrender charge is based on an amount per thousand of Specified Amount for which the Certificate is issued. The amount per thousand varies by sex, risk class, and Issue Age. Your actual surrender charges are listed on page 3A1 of your Certificate. The initial surrender charge is level for the first 3 years and, thereafter, it declines by 1/8th of the initial amount annually so that, beginning in the 11th year after the Issue Date (assuming no increases in Specified Amount) the surrender charge will be zero.

If you increase your Certificate's Specified Amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the Specified Amount increase. The amount per thousand varies by sex, risk class, and age at time of increase. The actual surrender charges for the increased Specified Amount will be listed on a new page 3A1 of your Certificate, which will be mailed to you at the time of the increase. The new surrender charge is level for the first 3 years after the increase and, thereafter, it declines by 1/8th of the initial amount annually so that, beginning in the 11th year after the increase date (assuming no additional increases in Specified Amount) the surrender charge will be zero.

If you decrease the Specified Amount while the surrender charge applies, a portion of the surrender charge will be assessed. The decrease will be subtracted first from any previous increase in the Specified Amount, starting with the most recent, then from the original Specified Amount. The portion of the charge assessed will be proportional to the amount of the decrease, based on the surrender charges for the Specified Amount from which the decrease is subtracted.

TRANSFER CHARGE

Twelve transfers per Certificate Year may be made between Subaccounts and/or the Fixed Account without charge. AAL will charge $25 for each transfer in excess of twelve.

ACCESS TO CASH VALUE

PARTIAL WITHDRAWALS

You may take one partial withdrawal of your Cash Value per year at no charge. $25 is charged for each additional withdrawal during a Certificate Year. The amount of a partial withdrawal may not exceed the Surrender Value on the date of the request. It is implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial withdrawal will be taken from the Subaccounts and Fixed Account according to the ratio that the cash value in the Subaccount or Fixed Account of the Certificate bears to the total Cash Value of the Certificate at the time of the partial withdrawal; or according to any other administrative option which you choose and is available at the time of the partial withdrawal.

For a Certificate with the Level Death Benefit Option:

A partial withdrawal will reduce your Cash Value, Specified Amount, Death Benefit, and the amount of premiums considered paid to meet the Death Benefit Guarantee premium requirement. If the Death Benefit is equal to the Specified Amount at the time of the partial withdrawal, the amount of the reduction in the Death Benefit will be equal to the amount of the partial withdrawal. If the Death Benefit is greater than the Specified Amount, (a) the Specified Amount will be reduced by the amount (if any) by which the withdrawal amount exceeds the difference between the Death Benefit and the Specified Amount, (b) the new
Death Benefit will be based on the Death Benefit factor, Cash Value, and Specified Amount after the reduction.

The Specified Amount remaining in effect after a partial withdrawal may not be less than $10,000. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be granted.

For a Certificate with the Variable  Death Benefit Option:

A partial withdrawal will reduce the Cash Value and Death Benefit by the amount of the withdrawal, but will not reduce the Specified Amount.

LOANS

You make borrow up to 92% of your Cash Value using your Certificate as security for a loan. Interest will accrue on an annual basis at 8% on the loan balance until you reach your 15th Certificate anniversary. Thereafter the rate will drop to 7 1/4% per annum. The loan will be taken from the Subaccounts and Fixed Account according to the ratio that the Cash Value in the Subaccount or Fixed Account of the Certificate bears to the total Cash Value of the Certificate at the time of the loan; or according to any other administrative option which you choose and is available at the time of the loan.

A lower interest rate may be credited to the portion of the Fixed Account Cash Value that equals the amount of the total outstanding loan. AAL will determine the rate credited. In no case will the rate credited be less than 4% annually.

The amount of loan allocated to each Subaccount will be transferred from that account to the Fixed Account as security for the loan. Each month, if the total loan (principal plus accrued interest) exceeds the total Fixed Account Cash Value, the difference will be transferred from the Variable Account to the Fixed Account as security for the loan.

You may repay all or part of your loan at any time while your Certificate is in force. Unless you indicate otherwise to AAL, all payments will be assumed to be premium payments. Upon your request, AAL will set up a loan repayment schedule for you.

If you surrender your Certificate, you will receive the Cash Value less any surrender charge and outstanding loan balance. Partial withdrawals also reduce your premiums credited toward the Death Benefit Guarantee requirements. Loans are added to the required premiums when testing whether Death Benefit Guarantee requirements have been met.

Both partial withdrawals and loans will reduce the Cash Value available to pay your insurance costs. You should carefully consider the impact on the insurance your Certificate will be able to provide, now and in the future, before exercising these privileges.

SURRENDER

You may surrender this Certificate for its Surrender Value by sending a written request to AAL.

CERTIFICATE TERMINATION

EARLY TERMINATION AND REINSTATEMENT

Termination

Your Certificate will terminate if your Monthly Deduction is greater than your Surrender Value, your Death Benefit Guarantee is not in effect, and payment sufficient to cover the next two monthly deductions is not received within 61 days of notification of the Cash Value deficiency (in most states). If this Cash Value deficiency occurs, you have the right to reinstate your Certificate, within certain limitations. The requirements for reinstatement and associated limitations are described in your Certificate.

Reinstatement

You may reinstate the Certificate any time within three years after it has terminated so long as you did not surrender it for its surrender value. To reinstate your Certificate you must submit evidence of insurability satisfactory to AAL and pay a premium at least equal to:

The reinstated loan amount; plus

Any Surrender Charge at the time of reinstatement; plus The first two Monthly Deduction amounts after reinstatement; less The Cash Value at termination; less Any Surrender Charge credited back at reinstatement; plus The new Surrender Charge taken for any reduction in the Specified Amount you request at reinstatement plus 3% on the sum of the above to cover the percent of premium charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Certificate will then be reinstated as of the date AAL approves your application for reinstatement.

If you reinstate this Certificate, AAL will not contest the validity of the reinstated Certificate after it has been in effect during the lifetime of the insured for two years from the date of reinstatement. After this Certificate has been in force two years from the issue date, any contest of the validity of the reinstated Certificate will be limited to statements made in the application for reinstatement.

DEATH, MATURITY, AND SURRENDER

Your Certificate will terminate if the Insured dies, or if the Owner surrenders the Certificate. If the Certificate is in effect at age 100, it will mature
(end) and the Cash Value less any outstanding loan will be paid to the Owner.

PAYOUT OPTIONS

SELECTION

All or part of the life insurance proceeds from death, maturity or surrender may be applied to one of several Payout Options in place of a lump sum payment. You may choose or change a payout option while the Insured is alive. The beneficiary may choose an option at the Insured's death, unless you have chosen an option which does not allow the beneficiary to change it.

OPTION 1 : INTEREST

The proceeds are left with AAL to earn interest. The rate of interest is determined annually by the AAL Board of Directors. It will never be less than 3% annually.

OPTION 2: A SELECTED AMOUNT OF INCOME

The proceeds with interest are used to make payments of a selected amount at regular intervals until the proceeds with interest have been paid. The payment period may not exceed 30 years. The rate of interest used will not be less than 3% annually.

OPTION 3 : A SET PERIOD

The proceeds with interest are used to make payments at regular intervals. You may choose a specified number of years, not to exceed 30. Guaranteed payments are shown in the Certificate. The rate of interest used will not be less than 3% annually. The amount of payment may be greater than that guaranteed, as declared annually by AAL's Board of Directors.

OPTION 4 : LIFE PAYMENT

The proceeds are left with AAL to earn interest. These funds are used to make payments at regular intervals while the person named to receive payments is alive. AAL will guarantee the amount of these payments for a specified number of years. A period of 10, or 20 years may be selected.

The amount of the payments depends on the age and sex of the persons named to receive payments at the time AAL issues the payment contract. Representative guaranteed payments are shown in the Certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a " annuitant mortality table.

OPTION 5 : JOINT & SURVIVOR

The proceeds with interest are used to make payments at regular intervals while both persons named to receive payments are alive. AAL will guarantee the amount of these payments for a specified number of years. A period of 10, or 20 years may be selected.

Upon the death of one of the persons named to receive payments, AAL will continue making payments to the survivor with the payments reduced by 1/3 after the end of the guaranteed period. If the survivor also dies during the guaranteed period, the unpaid proceeds will be paid in one sum at the survivor's death.

The amount of the payments depends on the age and sex of the persons named to receive payments at the time AAL issues the payment contract. Representative guaranteed payments are shown in the Certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a" annuitant mortality table.

HOW TO MAKE PAYMENTS AND RECEIVE SERVICE

APPLYING FOR A CERTIFICATE

AAL Variable Universal Life Certificates are sold by district representatives of AAL who are also registered representatives of AALCMC. To apply for a AAL Variable Universal Life Certificate please contact your AAL representative. You can locate your representative by calling 1-800-???-??? or visiting our Webpage www.aal.org.

TIMELY PROCESSING

AAL will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time on a Valuation Date will use the Certificate's Cash Value as of the close of that Valuation Date. AAL will process requests received after that time using the Certificate's Cash Value as of the close of business of the following Valuation Date.

After your Certificate is issued, AAL will process payment of any amount due from the Variable Account within seven calendar days after AAL receives your written request. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the SEC may permit . Payment from the Fixed Account Cash Value may be deferred up to 6 months.

WRITTEN REQUESTS

You may exercise any of the following privileges: -Premium Payment -Change in Death Benefit Option -Increase/Decrease in Specified Amount -Partial Withdrawal -Surrender -Reinstatement -Transfers -Dropping an Additional Benefit -Loan -Filing a Death Claim -Selecting/Changing a Settlement Option -Change in Allocation Instructions -Loan repayment -Beneficiary Change(s) by sending written notice (and payment and/or evidence of insurability, if applicable) to AAL at its Home Office:

AID ASSOCIATION FOR LUTHERANS
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

TELEPHONE TRANSACTIONS

If AAL has received a properly completed Telephone Transaction Authorization Form, you may perform various transactions over the phone. Phone services include: partial withdrawals, transfers, premium payment allocation changes, loans, and certain other transactions.

AAL has adopted reasonable security procedures to ensure the authenticity of telephone instructions, including: requiring identifying information, recording conversations, and providing written confirmations of transactions. Nevertheless, AAL will honor telephone instructions from any person who provides the correct identifying information, so there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner's name.

If several persons seek to effect telephone instructions at or about the same time, or if AAL's recording equipment malfunctions, it may be impossible for you to make a telephone transaction at that time. If this occurs, you should submit a Written Request. Also, if due to malfunction or other circumstances, the recording of the Owner's telephone request is incomplete or not fully comprehensible, AAL will not process the transaction.

The Phone number for telephone transactions is 1-800-???-???

AAL reserves the right to restrict telephone transactions at any time.

DEATH CLAIMS

Written notice of death must be given to AAL. Notice should include the Insured's name and Certificate number. Help may be obtained through an AAL Capital Management Corporation Registered Representative.

A claim form will be sent, when AAL receives your notice. Complete the claim form and send it to the Home Office along with a certified copy of the death Certificate. Processing of the claim will begin as soon as these items are received.

GENERAL INFORMATION

FREE LOOK

How to Cancel Your Certificate

Your Certificate provides for an initial "free look" period. That is, you as the Certificate Owner, have the right to return your Certificate within 10 days after you receive it. To return your Certificate you may either:

1. Deliver or mail your Certificate along with a written request to cancel to your AAL Representative, or

2. Deliver or mail your Certificate along with a written request to cancel to the Home Office:

         AAL (Aid Association for Lutherans)
         4321 Ballard Road
         Appleton, WI  54919-0001

Generally within 7 days after AAL receives your request for cancellation, it will cancel the Certificate and send you a refund. Some states may require a "free look" period longer than 10 days.

The Amount Refunded After Canceling a Certificate During the "Free Look" Period

AAL will refund to you an amount equal to the Certificate's Accumulation Unit Value as of the date the returned Certificate or notification of cancellation is received by AAL. This may be more or less than the premium you paid depending upon the investment experience of the Subaccount(s) you selected.

If your state requires a full refund of all premiums, your premium will be allocated to the Money Market Subaccount until your "free look" plus five day period has expired.

ENTIRE CONTRACT

The entire contract between you and AAL is made up of:

The Certificate including any attached riders, endorsements or amendments;

The application attached to the Certificate, including any applications for increase in the Specified Amount; and

The AAL Articles of Incorporation and Bylaws which are in effect on the issue date of the Certificate.

STATEMENTS IN THE APPLICATION

Statements made in the application will be treated as representations and not warranties. No statement will be used by AAL to void the contract or to deny a claim unless it appears in the application.

CHANGE OF CERTIFICATE

No representative of AAL except the president or the secretary may change any part of the Certificate on behalf of AAL.

INCONTESTABILITY

AAL will not contest the validity of the Certificate after it has been in effect during the lifetime of the insured for two years from the issue date. AAL will not contest the validity of an increase in the Specified Amount after it has been in effect during the lifetime of the insured for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the Certificate for more details.

MISSTATEMENT OF AGE OR SEX

The values of the Certificate are based on the insured's age and sex. If the date of birth or sex shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct attained age or sex.

MAINTENANCE OF SOLVENCY

This provision applies only to values in the Fixed Account.

If AAL's reserves for any class of Certificates become impaired, you may be required to make an extra payment. AAL's Board of Directors will determine the amount of any extra payment based on each member's fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Certificate with interest at a rate of 5 percent per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Certificate.

BASIS OF COMPUTATIONS

Minimum guaranteed Cash Values for the Fixed Account are based on the Commissioner's 1980 Standard Ordinary Mortality Table, age last birthday, with interest at the rate of 4 percent. These values equal or exceed the minimum values required by law. A detailed statement of how AAL calculates cash values for the Certificate has been filed with the insurance department of the state or district where this Certificate was delivered.

REPORTS TO OWNERS

At least once each Certificate year, AAL will send you a report concerning the current status of your Certificate. There is no charge for this report.

Upon your request, AAL will send you an illustration of hypothetical values for the Certificate. AAL may charge a reasonable fee for each illustration requested.

We will also send period reports with financial information on the Portfolios, including information on the investments held in each Portfolio as required by the Securities and Exchange Commission .

Confirmation notices will be sent during the year for certain Certificate transactions.

MEMBERSHIP

For Insureds age Issue Age 15 and under, the Insured will become a benefit member of AAL. For Insureds Issue Age 16 and over, the person who applied for membership is a benefit member of AAL. The rights and benefits of membership are set forth in the Articles of Incorporation and Bylaws of AAL. Membership cannot be transferred.

OWNERSHIP

For Insureds age Issue Age 15 and under, the Insured is the owner of the Certificate, unless ownership has been transferred. For Insureds Issue Age 16 and over, the person who is named as the Owner on the application for insurance is the Owner, unless ownership has been transferred.

If you are not the insured, you should name a successor Owner who will become the Owner if you die before the insured. If you die before the insured and there is no successor Owner named, ownership of the Certificate will pass to your estate.

During the Insured's lifetime, you may transfer ownership of the Certificate by sending a signed written request to the AAL. The transfer must be approved by AAL before it is valid.

BENEFICIARY

The beneficiary is the person, entity or organization named to receive the death benefit after the Insured dies. The Bylaws of AAL list those eligible to be beneficiaries. Beneficiaries are designated as first, second and third class. You may name more than one person or organization in the same class.

If no beneficiary has been named or survives the insured, AAL will pay the proceeds as follows:

         To your estate if you are the Insured; or

         To you if you are not the Insured.

During the Insured's lifetime, you may change the beneficiary by sending a signed written request to AAL. The change must be approved by AAL before it is valid.

COLLATERAL ASSIGNMENT

You may assign the Certificate as collateral security for a loan or other obligation. This may limit your rights to the Cash Value and the beneficiary's rights to the proceeds.

The assignments must be in writing and filed at our home office. AAL assumes no responsibility as to the validity of any assignment. AAL is not liable for any payment made or any other action taken on the Certificate before the assignment was recorded at our home office.

Any Certificate loan obtained before an assignment is recorded at our home office has priority over the assignment.

RIGHTS RESERVED BY AAL

Subject to applicable law, AAL reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Owners or would be appropriate in carrying out the purposes of the Certificate. AAL will obtain, when required, the necessary Owner approval or regulatory approval. Examples of the changes AAL may make include, but are not limited to:

         To operate the Variable Account in any form permitted under the 1940 Act or in any other form permitted by law.

         To add, delete, combine, or modify Subaccounts in the Variable Account.

         To add, delete, or substitute, for the portfolio shares held in any Subaccount, the shares of another portfolio of the Fund or the shares of another investment company or series thereof, or any other investment permitted by law.

         To  make  any  amendments  to  the   Certificates   necessary  for  the
Certificates to comply with the provisions of the Internal Revenue Code or any other applicable federal or state law.


DIRECTORS AND OFFICERS
                                     Business Experience During the      Position with Aid Association
                                                                         for
                                     Last Five (5) Years                 Lutherans

Herbert J. Arkebauer                 Professor, Southwest Missouri       Director (6/72)
                                     State University

Raymond G. Avischious                President/CEO, Shurfine Central     Director (5/77)
                                     Corp.

Richard E. Beumer                    President/CEO, Sverdrup             Director (2/87)
                                     Corporation

Kenneth Daly                         Partner, KPMG Peat Marwick LLP      Director (2/94)

Elizabeth A. Duda                    None                                Director (5/79)

Edward A. Engel                      President, E. A. Engel &            Director (11/78)
                                     Associates

Gary J. Greenfield                   President, Wisconsin Lutheran       Director (1/93)
                                     College

James W. Hanson                      None                                Director (8/86)

Robert H. Hoffman                    Executive, Taylor Corp.             Director (2/87)

Robert E. Long                       Senior Vice President, Park Bank    Director (2/82)

Robert B. Peregrine                  Attorney, Peregrine Law offices,    Director (2/78)
                                     S.C.

Kathi P. Seifert                     Group President, Kimberly Clark     Director (12/94)
                                     Corp.

Roger B. Wheeler                     President, Wheel-Air, Inc.,         Director (8/91)
                                     Wheel-Air Charter, Inc.

E. Marlene Wilson                    President, Volunteer Management     Director (6/81)
                                     Associates

Rev. Thomas Zehnder                  President, Florida-Georgia         Director (1/97)
                                     District, Lutheran Church
                                     Missouri Synod

Richard L. Gunderson                 Chairman of the Board, since        Director, Chairman of the Board
                                     1/97,  CEO, 12/95 to 12/96,
                                     President 9/85
                                     to 11/95, Aid Association for
                                     Lutherans

John O. Gilbert                      CEO since 1/97, President/COO       Director, President/CEO
                                     since 12/95,  Executive Vice
                                     President, 1/95 to 12/95, Senior
                                     Vice President, 1/92 to 1/95, Aid
                                     Association for Lutherans

Roger J. Johnson                     Executive Vice President since      Executive Vice President
                                     3/97, Senior Vice President,
                                     11/95   to  3/97,   prior  to
                                     that,   Vice  President , Aid
                                     Association for Lutherans

Ronald G. Anderson                   Senior Vice President, Chief        Senior Vice President, Chief
                                     Investment Officer Aid              Investment Officer
                                     Association for Lutherans since
                                     4/96, president, AAL Capital
                                     Management Corporation since
                                     1/97, Vice President, general Re
                                     Corp. 3/95 to 3/96, Chairman
                                     General Re Financial products
                                     Corp. 1/91 to 3/95

Woodrow E. Eno                       Senior Vice President, Secretary,   Senior Vice President,
Secretary,
                                     General Counsel, Aid Association    General Counsel
                                     for Lutherans  since 4/96,  Vice
                                     president, AEGON, 5/93 to 1/96,
                                     Vice President/General Counsel
                                     Health  Insurance  Association  of
                                     America, 7/80 to 5/93

Steven A. Weber                      Senior Vice President, since        Senior Vice President
                                     11/95, Vice President 2/89 to
                                     11/95, Aid Association for
                                     Lutherans

Jerome Laubenstein                   Senior Vice President since         Senior Vice President
                                     11/95, prior to that Vice
                                     President, Aid Association for
                                     Lutherans

Fred Ohlde                           Senior Vice President since         Senior Vice President
                                     11/95, prior to that Vice
                                     President, Aid Association for
                                     Lutherans



FEDERAL TAX MATTERS

VARIABLE ACCOUNT TAX STATUS

Both investment income and realized capital gains of the Variable Account (i.e., income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax since the Internal Revenue Code (the "Code") presently imposes no applicable tax. However, AAL reserves the right to make a deduction for taxes, should they be imposed with respect to such items in the future.

LIFE INSURANCE QUALIFICATION

Section 7702 of the Code includes a definition of life insurance for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the section, and proposed regulations governing mortality charges were issued in 1991. AAL believes that the Certificate meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h), discussed below, are satisfied, (a) death benefits paid under the Certificate should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code and (b) You should not generally be taxed on the Cash Value under a Certificate, including increments thereof, prior to actual receipt.

AAL intends to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these sections, and reserves the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected Certificate holders and will be made only after advance written notice.

PRE-DEATH DISTRIBUTIONS

The taxation of pre-death  distributions  depends on whether the  Certificate is
considered   a  modified   endowment   contract  (a  "MEC").   A   Certificate's
qualification as a MEC is discussed below.

General Rules: Assuming a Certificate is not a MEC, upon surrender you will be taxed on the excess of Surrender Value plus unpaid Certificate loans and interest less gross premiums paid reduced by untaxed withdrawals.

Partial withdrawals are only taxable to the extent the withdrawal exceeds total premiums paid less prior untaxed partial withdrawals. However, partial withdrawals made within the first 15 years may be taxable in certain limited instances where the Surrender Value plus unpaid loans exceeds the total premiums paid less the untaxed portion of prior partial withdrawals.

Loans received under the Certificate, assuming the Certificate is not a MEC, will not be treated as subject to tax when taken. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest".

Modified Endowment Contracts:
A class of contracts known as "MECs" has been created under Code Section 7702A. Pre-death distribution rules for Certificates considered to be MECs will differ from the general rules above. A contract will be a MEC if it fails the "7-Pay Premium test". A Certificate fails this test if the amount paid into the Certificate in the first seven years or in the first seven years after a material change, exceeds the amount that would have been paid had the Certificate provided for the payment of seven level annual premiums. AAL will notify the you if the Certificate becomes a MEC.

A MEC Certificate may be aggregated with other MECs purchased by you from AAL during any one calendar year for purposes of determining the taxable portion of withdrawals from the Certificate. The Certificate is subject to a 7-Pay test during the first seven Certificate years and any time a material change to the contract takes effect. A material change, for these purposes, includes the exchange of a life insurance Certificate for another, and conversion of a term life Certificate to a whole life or universal life Certificate. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Certificate Years, or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first 7 Certificate Years, or during any & pay test period, may also cause a Certificate to be considered a MEC.

All distributions, including Certificate loans and collateral assignments, from a MEC Certificate will be currently taxable to the extent that the cash value of the Certificate immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amount previously received). These rules may also apply to distributions made during the two year period prior to the time that a Certificate becomes a MEC. A penalty tax equal to 10% of the amount includible in income will also apply to certain surrenders or loans taken by you if you have not reached the age of 59&1/2, unless you are disabled, or the surrenders are part of a series of equal periodic payments made not less frequently than annually for your life or life expectancy. The penalty tax will also apply to income received on a surrender or loan if the Owner of a MEC is a corporation.

DIVERSIFICATION REQUIREMENTS

For the Certificate to be treated as a life insurance contract for federal income tax purposes, the Variable Account and the Fund must satisfy investment diversification requirements set forth in Section 817(h) of the Code and Treasury Department regulations thereunder. These requirements must be satisfied at the end of each calendar quarter, or within 30 days thereafter.

The AAL Variable Product Series Fund, Inc. has met the diversification requirements at all relevant items. AAL intends to take any action necessary to maintain the compliance of the Variable Account and the Fund with the diversification requirements. In addition, the Treasury Department may provide future guidance concerning the extent to which you may direct investments in variable funding options under the Certificate. If such guidance is issued, the Certificate may need to be modified to comply with it.

OTHER CONSIDERATIONS

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Certificate or the exercise of options under a Certificate. The above comments concerning federal income tax consequences are not exhaustive, and special rules exist with respect to situations not discussed in the Prospectus.

The preceding description is based upon AAL's understanding of current federal income tax law. AAL cannot assess the probability that changes in tax laws, particularly affecting life insurance, will be made.

The preceding comments do not take into account estate and gift, state income or other state tax considerations which may be involved in the purchase of a Certificate or the exercise of elections under the Certificate. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted.

LITIGATION

There are no pending proceedings commenced by, or known to be contemplated by a governmental authority, and no pending legal proceedings, material with respect to prospective purchasers of the Certificates, to which the Variable Account, AAL or the principal underwriter is a party to or to which the assets of the Variable Account are subject. As a fraternal benefit society offering certificates of insurance, AAL is ordinarily involved in litigation. AAL does not believe that any current litigation or administrative proceeding is material to the its ability to meet its obligations under the Certificate or to the Variable Account, nor does AAL expect to incur significant losses from such actions.

DISTRIBUTION

AAL Capital Management Corporation, 222 West College Avenue, Appleton Wisconsin, 54919-0007 ("AALCMC") is an indirect subsidiary of AAL and a registered broker-dealer. AALCMC is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Certificates. Certificates are distributed by registered representatives of AALCMC. AALCMC also serves as the principal underwriter of the AAL Variable Annuity and the AAL Mutual Funds. AALCMC's fiscal year operates on a calendar year basis.

ILLUSTRATIONS

         The following tables illustrate how the death benefits, Cash Values, and Surrender Values of a hypothetical Certificate could vary over an extended period of time, assuming hypothetical rates of return equivalent constant gross annual rates of 0%, 6%, and 12%.

The Certificates illustrated include the following:

1. Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Current Rates

2. Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Guaranteed Rates

3. Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Current Rates

4. Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Guaranteed Rates

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, or 12% over a period of years, but also fluctuated above or below those averages for individual Certificate years. The illustrations assume no Certificate loans or withdrawals have been taken. The amounts would differ if unisex rates were used.

The second column of each table, labeled "Premiums Accumulated at 5%", shows the amount which would accumulate if an amount equal to the annual premium, (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, Cash Values, and Surrender Values reflect the fact that the net investment return on the Certificate is lower than the gross investment return on the Variable Account. This results from the charges levied against the Variable Account (e.g. the mortality and expense risk charge) as well as the premium load, administrative charges and Surrender Charges. The difference between the Cash Value and the Surrender Value is the Surrender Charge.

The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the Certificate. The amounts shown at the end of each Certificate year reflect a daily investment advisory fee equivalent to an annual rate of .35% of the aggregate average daily net assets of the Subaccounts. Actual fees may vary by Subaccount and may be subject to agreements by the sponsor to waive or otherwise reimburse each Fund for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

The effect of these investment management expenses on a 0% gross rate of return would result in a net rate of return of (0.35)%, on 6% it would be 5.65%, and on 12% it would be 11.65%.

The tables assume the deduction of charges including administrative and sales charges. The tables reflect the fact that we do not currently make any charge against the Variable Account for state or Federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, Cash Values, and Surrender Values shown.

AAL will furnish, upon request, a comparable illustration based on the proposed Insured's Issue Age, Risk Class, Sex, Specified Amount, Death Benefit Option and premium amount requested.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

                 Illustration of Death Benefits, Cash Values and
                                Surrender Values
                            Based on Current Charges

                  Issue Age  - 40                                                       Level Death Benefit Option
                  Risk Class - Standard Nonsmoker                                       Specified Amount  -  $250,000
                  Sex -  Male                                                           Annual Premium    -  $2,375

   End of      Annual          Premium              End of Year DEATH
                                                    BENEFIT Assuming
Certificate   Premiums       Accumulated            Hypothetical Gross Annual Investment
                                                    Return of

    Year        Paid            at 5%               0%                6%                12%
------------------------------------------------------------------------------------------------------------------------------------
     1            $2,375            $2,494          $250,000          $250,000          $250,000
     2            $2,375            $5,112          $250,000          $250,000          $250,000
     3            $2,375            $7,862          $250,000          $250,000          $250,000
     4            $2,375           $10,748          $250,000          $250,000          $250,000
     5            $2,375           $13,780          $250,000          $250,000          $250,000
     6            $2,375           $16,962          $250,000          $250,000          $250,000
     7            $2,375           $20,304          $250,000          $250,000          $250,000
     8            $2,375           $23,813          $250,000          $250,000          $250,000
     9            $2,375           $27,497          $250,000          $250,000          $250,000
     10           $2,375           $31,366          $250,000          $250,000          $250,000
     15           $2,375           $53,812          $250,000          $250,000          $250,000
     20           $2,375           $82,458          $250,000          $250,000          $250,000
     25           $2,375          $119,019          $250,000          $250,000          $250,000
     30           $2,375          $165,682          $250,000          $250,000          $396,571

   End of      Annual
                                  End of Year CASH VALUE Assuming                       End of Year SURRENDER VALUE Assuming
Certificate   Premiums            Hypothetical Gross                                    Hypothetical Gross Annual
                                  Annual Investment Return of                           Investment Return of

    Year        Paid              0%                6%                12%               0%           6%             12%

     1            $2,375           $1,456            $1,566             $1,678               $0           $0              $0
     2            $2,375           $2,855            $3,167             $3,494               $5         $317            $644
     3            $2,375           $4,195            $4,803             $5,463           $1,345       $1,953          $2,613
     4            $2,375           $5,689            $6,692             $7,826           $3,196       $4,198          $5,333
     5            $2,375           $7,143            $8,649            $10,423           $5,005       $6,512          $8,285
     6            $2,375           $8,582           $10,704            $13,305           $6,800       $8,923         $11,524
     7            $2,375          $10,003           $12,860            $16,503           $8,578      $11,435         $15,078
     8            $2,375          $11,346           $15,060            $19,988          $10,277      $13,991         $18,919
     9            $2,375          $12,653           $17,347            $23,836          $11,940      $16,634         $23,123
     10           $2,375          $13,921           $19,724            $28,085          $13,565      $19,368         $27,729
     15           $2,375          $19,411           $32,875            $56,904          $19,411      $32,875         $56,904
     20           $2,375          $23,531           $49,225           $106,895          $23,531      $49,225        $106,895
     25           $2,375          $24,126           $67,719           $193,014          $24,126      $67,719        $193,014
     30           $2,375          $17,433           $86,519           $341,872          $17,433      $86,519        $341,872

The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

                 Illustration of Death Benefits, Cash Values and
                                Surrender Values
                           Based on Guaranteed Charges

                  Issue Age   - 40                                                      Level Death Benefit Option
                  Risk Class - Standard Nonsmoker                                       Specified Amount  -  $250,000
                  Sex -  Male                                                           Annual Premium    -  $2,375

   End of      Annual          Premium              End of Year DEATH
                                                    BENEFIT Assuming
Certificate   Premiums       Accumulated            Hypothetical Gross Annual Investment
                                                    Return of

    Year        Paid            at 5%               0%                6%                12%

     1            $2,375            $2,494          $250,000          $250,000          $250,000
     2            $2,375            $5,112          $250,000          $250,000          $250,000
     3            $2,375            $7,862          $250,000          $250,000          $250,000
     4            $2,375           $10,748          $250,000          $250,000          $250,000
     5            $2,375           $13,780          $250,000          $250,000          $250,000
     6            $2,375           $16,962          $250,000          $250,000          $250,000
     7            $2,375           $20,304          $250,000          $250,000          $250,000
     8            $2,375           $23,813          $250,000          $250,000          $250,000
     9            $2,375           $27,497          $250,000          $250,000          $250,000
     10           $2,375           $31,366          $250,000          $250,000          $250,000
     15           $2,375           $53,812          $250,000          $250,000          $250,000
     20           $2,375           $82,458          $250,000          $250,000          $250,000
     25           $2,375          $119,019          $250,000          $250,000          $250,000
     30           $2,375          $165,682                $0          $250,000          $315,729

   End of      Annual
                                  End of Year CASH VALUE Assuming                       End of Year SURRENDER VALUE Assuming
Certificate   Premiums            Hypothetical Gross                                    Hypothetical Gross Annual
                                  Annual Investment Return of                           Investment Return of

    Year        Paid              0%                6%               12%                0%           6%             12%

     1            $2,375           $1,453            $1,564             $1,675               $0           $0              $0
     2            $2,375           $2,847            $3,159             $3,485               $0         $309            $635
     3            $2,375           $4,181            $4,786             $5,444           $1,331       $1,936          $2,594
     4            $2,375           $5,642            $6,638             $7,767           $3,148       $4,145          $5,273
     5            $2,375           $7,035            $8,529            $10,289           $4,898       $6,392          $8,152
     6            $2,375           $8,354           $10,452            $13,023           $6,573       $8,670         $11,242
     7            $2,375           $9,594           $12,403            $15,990           $8,169      $10,978         $14,565
     8            $2,375          $10,751           $14,381            $19,211           $9,682      $13,312         $18,142
     9            $2,375          $11,821           $16,382            $22,709          $11,109      $15,669         $21,997
     10           $2,375          $12,797           $18,400            $26,512          $12,441      $18,043         $26,156
     15           $2,375          $15,849           $28,347            $51,045          $15,849      $28,347         $51,045
     20           $2,375          $14,829           $37,562            $90,822          $14,829      $37,562         $90,822
     25           $2,375           $6,117           $42,341           $156,487           $6,117      $42,341        $156,487
     30           $2,375               $0           $35,610           $272,180               $0      $35,610        $272,180

The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

                 Illustration of Death Benefits, Cash Values and
                                Surrender Values
                            Based on Current Charges


                 Issue Age   - 40                                                      Variable Death Benefit Option
                  Risk Class - Standard Nonsmoker                                       Specified Amount  -  $250,000
                  Sex  -  Male                                                          Annual Premium    -  $2,375

   End of      Annual          Premium              End of Year DEATH
                                                    BENEFIT Assuming
Certificate   Premiums       Accumulated            Hypothetical Gross Annual Investment
                                                    Return of

    Year        Paid            at 5%               0%                6%                12%

     1            $2,375            $2,494          $251,451          $251,562          $251,673
     2            $2,375            $5,112          $252,842          $253,153          $253,479
     3            $2,375            $7,862          $254,170          $254,774          $255,430
     4            $2,375           $10,748          $255,647          $256,641          $257,766
     5            $2,375           $13,780          $257,079          $258,569          $260,324
     6            $2,375           $16,962          $258,492          $260,588          $263,154
     7            $2,375           $20,304          $259,883          $262,698          $266,285
     8            $2,375           $23,813          $261,189          $264,838          $269,679
     9            $2,375           $27,497          $262,453          $267,054          $273,411
     10           $2,375           $31,366          $263,672          $269,347          $277,515
     15           $2,375           $53,812          $268,808          $281,757          $304,822
     20           $2,375           $82,458          $272,302          $296,408          $350,343
     25           $2,375          $119,019          $271,824          $311,057          $423,351
     30           $2,375          $165,682          $263,528          $321,085          $538,086

   End of      Annual
                                  End of Year CASH VALUE Assuming                       End of Year SURRENDER VALUE Assuming
Certificate   Premiums            Hypothetical Gross                                    Hypothetical Gross Annual
                                  Annual Investment Return of                           Investment Return of

    Year        Paid              0%                6%               12%                0%           6%             12%

                -   -
     1            $2,375           $1,451            $1,562             $2,678               $0           $0              $0
     2            $2,375           $2,842            $3,153             $5,598               $0         $303            $629
     3            $2,375           $4,170            $4,774             $8,783           $1,320       $1,924          $2,580
     4            $2,375           $5,647            $6,641            $12,487           $3,153       $4,147          $5,272
     5            $2,375           $7,079            $8,569            $16,560           $4,941       $6,432          $8,186
     6            $2,375           $8,492           $10,588            $21,070           $6,710       $8,806         $11,373
     7            $2,375           $9,883           $12,698            $26,062           $8,458      $11,273         $14,860
     8            $2,375          $11,189           $14,838            $31,519          $10,120      $13,770         $18,610
     9            $2,375          $12,453           $17,054            $37,537          $11,740      $16,342         $22,699
     10           $2,375          $13,672           $19,347            $44,173          $13,316      $18,990         $27,158
     15           $2,375          $18,808           $31,757            $88,897          $18,808      $31,757         $54,822
     20           $2,375          $22,302           $46,408           $165,065          $22,302      $46,408        $100,343
     25           $2,375          $21,824           $61,057           $290,584          $21,824      $61,057        $173,351
     30           $2,375          $13,528           $71,085           $495,293          $13,528      $71,085        $288,086

The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.


                    FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE

                 Illustration of Death Benefits, Cash Values and
                                Surrender Values
                           Based on Guaranteed Charges


                  Issue Age   - 40                                                      Variable Death Benefit Option
                  Risk Class - Standard Nonsmoker                                       Specified Amount  -  $250,000
                  Sex -  Male                                                           Annual Premium    -  $2,375

   End of                      Premium              End of Year DEATH
                                                    BENEFIT Assuming
Certificate                  Accumulated            Hypothetical Gross Annual Investment
                                                    Return of

    Year      Premiums          at 5%               0%                6%                12%

     1            $2,375            $2,494          $251,449          $251,559          $251,670
     2            $2,375            $5,112          $252,834          $253,145          $253,470
     3            $2,375            $7,862          $254,156          $254,757          $255,411
     4            $2,375           $10,748          $255,599          $256,587          $257,706
     5            $2,375           $13,780          $256,970          $258,448          $260,188
     6            $2,375           $16,962          $258,259          $260,329          $262,865
     7            $2,375           $20,304          $259,463          $262,226          $265,753
     8            $2,375           $23,813          $260,577          $264,137          $268,870
     9            $2,375           $27,497          $261,595          $266,052          $272,231
     10           $2,375           $31,366          $262,511          $267,965          $275,856
     15           $2,375           $53,812          $265,103          $276,946          $298,412
     20           $2,375           $82,458          $263,282          $283,807          $331,785
     25           $2,375          $119,019          $253,663          $283,633          $378,190
     30           $2,375          $165,682                $0          $268,026          $439,423



   End of
                                  End of Year CASH VALUE Assuming                       End of Year SURRENDER VALUE Assuming
Certificate                       Hypothetical Gross                                    Hypothetical Gross Annual
                                  Annual Investment Return of                           Investment Return of

    Year        Premiums          0%                6%                12%               0%           6%             12%

     1            $2,375           $1,449            $1,559             $1,670               $0           $0              $0
     2            $2,375           $2,834            $3,145             $3,470               $0         $295            $620
     3            $2,375           $4,156            $4,757             $5,411           $1,306       $1,907          $2,561
     4            $2,375           $5,599            $6,587             $7,706           $3,105       $4,094          $5,213
     5            $2,375           $6,970            $8,448            $10,188           $4,832       $6,310          $8,050
     6            $2,375           $8,259           $10,329            $12,865           $6,478       $8,547         $11,084
     7            $2,375           $9,463           $12,226            $15,753           $8,038      $10,801         $14,328
     8            $2,375          $10,577           $14,137            $18,870           $9,508      $13,068         $17,801
     9            $2,375          $11,595           $16,052            $22,231          $10,883      $15,340         $21,519
     10           $2,375          $12,511           $17,965            $25,856          $12,155      $17,609         $25,500
     15           $2,375          $15,103           $26,946            $48,412          $15,103      $26,946         $48,412
     20           $2,375          $13,282           $33,807            $81,785          $13,282      $33,807         $81,785
     25           $2,375           $3,663           $33,633           $128,190           $3,663      $33,633        $128,190
     30           $2,375               $0           $18,026           $189,423               $0      $18,026        $189,423



The values would be different from those shown above if the actual gross annual rates of return averaged 0%, 6%, and 12% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS MADE TO THE VARIABLE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

LEGAL AND ACTUARIAL MATTTERS

The legal validity of the Certificates described in this Prospectus has been passed upon by Mark J. Mahoney, Esq. of the law department of AAL. Mayer Brown & Platt has acted as special counsel on matters related to the federal securities laws.

Actuarial matters in this prospectus have been examined by David C. Vanden Heuvel FSA, MAAA Director and Associate Actuary , for AAL. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission for the AAL Variable Life Account I.

This prospectus does not contain financial statements for the Separate Account because it has not yet commenced operations, has no assets or liabilities and it has received no income nor incurred any expenses as of the date of this prospectus.

EXPERTS

The consolidated financial statements of Aid Association for Lutherans at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
The financial statements of AAL should be considered only as bearing upon the ability of AAL to meet its obligations under the Certificates. The financial statements of AAL should not be considered as bearing on the investment experience of the assets held in any variable account.

The most current financial statements of AAL are those as of the end of the most recent fiscal year ended December 31, 1996. AAL does not prepare financial statements more often than annually in the form required to be included in a prospectus and believes that any incremental benefit to prospective Certificate Owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, AAL represents that there have been no adverse changes in the financial condition or operations of AAL between the end of the fiscal year ended December 31, 1996 and the date of this prospectus.

No Certificates will be offered for sale hereunder until such time as AAL has amended this prospectus to include AAL's audited financial statements for the year ended December 31, 1997

The financial statements for AAL, and the accompanying Reports of Independent Auditors, follow.

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in certificate owners' surplus and cash flows for the years then ended. These financial statements are the responsibility of AAL's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

As discussed in Note 1, in 1996 AAL adopted certain accounting changes to conform with generally accepted accounting principles for fraternal benefit societies.

March 14, 1997

Aid Association for Lutherans
Consolidated Balance Sheets

                                                                      December 31 (in thousands)

                                                                      1996             1995
Assets

Investments:

Securities available for sale, at fair value

Fixed maturities                                                      $  6,948,203     $  6,879,601

Equity securities                                                          539,113          453,398

Fixed maturities held to maturity, at amortized cost                     4,423,637        4,069,372

Mortgage loans                                                           3,298,335        2,952,533

Investment real estate                                                     113,282          122,899

Certificate loans                                                          501,263          500,306

Other invested assets                                                       10,490           10,238

Total investments                                                     $ 15,834,323     $ 14,988,347



  Cash and cash equivalents                                           $    106,568     $    166,020

  Premiums and fees receivable                                              12,198           11,500

  Accrued investment income                                                19,9051          199,566

  Deferred acquisition costs                                               704,515          643,540

  Property and equipment                                                   101,725          105,511

  Assets held in separate accounts                                         313,072           49,067

  Other assets                                                               8,868            5,706

Total Assets                                                          $ 17,280,320     $ 16,169,257



Liabilities and Certificate Owners' Surplus

  Certificate liabilities and accruals:

Future certificate benefits                                           $  2,504,708     $  2,381,279

Unpaid claims and claim expenses                                           101,770           89,288

Total certificate liabilities and accruals                            $  2,606,478     $  2,470,567



  Certificate Owner funds                                             $ 12,434,551     $ 11,838,902

  Liabilities related to separate accounts                                 313,072           49,067

  Other liabilities                                                        135,390          127,957

Total Liabilities                                                     $ 15,489,491     $414,486,493



Certificate Owners' Surplus

  Accumulated surplus                                                 $  1,642,126     $  1,444,084

  Unrealized appreciation on securities
  available for sale                                                       148,703          238,680

Total Certificate Owners' Surplus                                     $  1,790,829     $  1,682,764



Total Liabilities and Certificate Owners' Surplus                     $ 17,280,320       16,169,257

See accompanying notes.



Consolidated Statements of Income

                                                                      December 31(in thousands)

                                                                      1996             1995
Revenue

Insurance premiums                                                    $  364,078       $  370,222

Insurance charges                                                        278,774          261,376

Net investment income                                                  1,171,590        1,115,790

Net realized investment gains                                             62,959           16,598

Other revenue                                                             68,200           41,951

Total revenue                                                          1,945,601        1,805,937

Benefits and expenses

Certificate claims and other                                             345,786          324,870
benefits

Increase in certificate reserves                                         134,900          143,120

Interest credited                                                        748,350          731,896

Surplus refunds                                                          105,997          103,064

Total benefits                                                         1,335,033        1,302,950

Underwriting, acquisition and                                            307,982          268,934
insurance expenses

Fraternal benefits and expenses                                          104,545           84,815

Total expenses                                                           412,527          353,749

Total benefits and expenses                                            1,747,560        1,656,699

Net income                                                            $  198,041       $  149,238




Consolidated Statements of Changes in Certificate Owners' Surplus

                                                                Unrealized       Accumulated    Total certificate
                                                                appreciation       surplus      owners' surplus
                                                                (depreciation) of
                                                                securities available
                                                                for sale(In
                                                                Thousands)


Balance at January 1, 1995                                      $      9,057     $  868,882     $  877,939


Impact of adopting certain                                          -321,267        425,964        104,697
accounting changes discussed in Note
1


 Balance at January 1, 1995 as                                      -312,210      1,294,846        982,637
adjusted


Net income                                                                --        149,238        149,238


 Increase in unrealized appreciation                                                550,890        550,890
of securities available for sale





Balance at December 31, 1995                                         238,680      1,444,085      1,682,765





Net income                                                                --        198,041        198,041


Decrease in unrealized appreciation                                  -89,977             --        -89,977
of securities available for sale





Balance at December 31, 1996                                    $    148,703     $1,642,126     $1,790,829






Consolidated Statements of Cash Flows

                                                                                December 31(in thousands)
                                                                           1996                        1995
Operating Activities:

Net Income                                                                $198,041                      $149,238



Adjustments   to  reconcile  net  income  to  net  cash  provided  by  operating activities:

Increase in certificate liabilities and accruals                           135,911                     4,143,359

Increase in certificate owner funds                                        449,570                       474,774

Increase in deferred acquisition costs                                     -17,547                       -32,026

Realized gains on investments                                              -63,219                       -17,530

Provisions for amortization and depreciation                                20,309                        19,120

Changes in other assets and liabilities                                      4,166                        -5,698

Net cash provided by operating activities                                  727,231                       731,237

Investing Activities:

Securities available for sale:

Purchases - fixed maturities                                            -2,311,534                    -2,218,311

Sales - fixed maturities                                                 1,606,098                     1,256,300

Maturities - fixed maturities                                              476,592                       565,516

Purchases - equities                                                      -203,720                      -229,771

Sales - equities                                                           201,119                       123,108

Securities held to maturity:

Purchases                                                                 -785,732                      -601,390

Maturities                                                                 435,374                       369,741

Mortgage loans funded                                                     -559,005                      -478,622

Mortgage loans repaid                                                      207,904                       166,830

Certificate loans, net                                                        -957                        -6,873

Other                                                                        1,099                      -102,670

Net cash used in investing activities                                     -932,762                    -1,156,142

Financing Activities:

Universal life and investment contract receipts                          1,086,856                     1,248,664

Universal life and investment contract withdrawals                        -940,777                      -791,821

Net cash provided by financing activities                                  146,079                       456,843



Net increase (decrease) in cash and cash equivalents                       -59,452                        31,938

Cash and cash equivalents, beginning of year                              $106,568                      $166,020



Notes to Consolidated Financial Statements

December 31, 1996

Note 1.  Summary of Significant Accounting Policies

Nature of Operations

AAL is the nation's largest fraternal benefit society in terms of assets and individual life insurance in force. It provides its 1.7 million members with life insurance and retirement products (both fixed and variable), as well as disability income and long-term care insurance, in most states. Mutual funds are offered to members by AAL's wholly-owned subsidiary, AAL Capital Management Corporation. Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL. AAL members are served by more than 2,000 district representatives across the country.

Basis of Presentation

The accompanying consolidated financial statements of AAL and its wholly-owned subsidiaries have been prepared in accordance with generally accepted accounting principles ("GAAP"). Prior to 1996, AAL prepared its financial statements in conformity with accounting practices prescribed by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory-basis) which were considered GAAP for fraternal benefit societies. FASB Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises ("FIN 40"), as amended, which is effective for 1996 annual financial statements and thereafter, no longer permits statutory-basis financial statements to be described as being prepared in conformity with GAAP. Accordingly, AAL has adopted GAAP including Statement of Financial Accounting Standards 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts ("FAS 120"), which addresses the accounting for long-duration and short-duration insurance and reinsurance contracts, including all participating business.

Pursuant to the requirements of FIN 40 and FAS 120, the effect of the changes in accounting have been applied retroactively and the previously issued 1995 financial statements have been restated for the change. The effect of the changes applicable to years prior to January 1, 1995, has been presented as a restatement of certificate owners' surplus as of that date.

The adoption had the effect of increasing net income for 1996 and 1995 by approximately $68,339,000 and $34,772,000, respectively.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including AAL Capital Management Corporation and North Meadows Investment Ltd. All significant intercompany transactions are eliminated.

The significant accounting practices used in preparation of the financial statements are summarized on the following pages:

Investments

Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity. Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized appreciation or depreciation directly in certificate owners' surplus and, accordingly, have no effect on net income. The DAC offsets to the unrealized appreciation or depreciation represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized. The amortized cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income. Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the interest method. Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation and write-downs. Depreciation is computed using the straight-line method over the estimated useful life of the property. Accumulated depreciation and write-downs were $37,763,000 and $34,660,000, at December 31, 1996 and 1995, respectively.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis. All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments. Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated gross profits from interest, mortality and other margins under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. The cost of property and equipment is being depreciated by the straight-line method over the estimated useful lives. Accumulated depreciation was $103,938,000 and $100,869,000 at December 31, 1996 and 1995, respectively.

Certificate Liabilities and Accruals

Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute the cash value. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0%.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 1996 was 7.6% for universal life, 5.8% for portfolio-average deferred annuities, and ranged from 5.7% to 6.3% for investment generation deferred annuities,
(IGA), introduced in 1995.

Reserves for accident and health certificates are generally computed using current pricing assumptions. The interest rate assumptions range from 3.5% to 5.0%. Reserves are computed using a net level reserve method for Medicare supplement certificates, a one-year preliminary term method for long-term care certificates, and a two-year preliminary term method for disability income certificates.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to accident and health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable annuity contracts, and for which the certificate owner, rather than AAL, bears the investment risk. Fees charged on separate account certificate owner deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term. For accident and health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds

Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL's Board of Directors.

Fraternal Benefits

Fraternal benefits and expenses includes all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character. This would include items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of an issue, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Other Revenue

Other revenue consists primarily of concessions and investment advisory fees of AAL Capital Management Corporation.

Income Taxes

AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income received by AAL is generally exempt from taxation. AAL's wholly-owned subsidiaries are subject to federal and state taxation.

Note 2.  Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:


                                      Amortized Cost        Gross               Gross             Estimated Fair
                                                            Unrealized          Unrealized        Value
                                                            Gains               Losses


                                                                 (Thousands)

Available for Sale Securities at
December 31, 1996

Fixed Maturity Securities

Loan Backed Obligations of U.S.             $292,421           $2,625           -$1,276          $293,770
Government Corporations and
Agencies

Obligations of other governments,            278,167            5,907            -1,348           282,726
states and political subdivisions

Corporate Bonds                            4,491,290           73,719           -48,044         4,516,965

Mortgage and Asset-Backed                  1,877,261           15,114           -37,633         1,854,742
Securities

Total Fixed Maturity Securities            6,939,139           97,365           -88,301         6,948,203

Equity Securities                            396,788          142,325                 0           539,113


Total                                     $7,335,927         $239,690          -$88,301        $7,487,316



                                        Amortized Cost      Gross               Gross             Estimated
                                                            Unrealized          Unrealized        Fair Value
                                                            Gains               Losses


                                                                 (Thousands)

Held to Maturity Securities at
December 31, 1996

Fixed Maturity Securities

Loan Backed Obligations of U.S.              $42,106           $1,881             -$782           $43,205
Government Corporations and
Agencies

Obligations of other governments,            397,200           15,875            -3,999           409,076
states and political subdivisions

Corporate Bonds                               74,908            1,052            -1,248            74,712

Mortgage and Asset-Backed                  3,064,485          141,260           -13,766         3,191,979
Securities


Total Fixed Maturity Securities              844,938           14,086            -8,030           850,995


Total                                     $4,423,637         $174,154          -$27,825        $4,569,967



                              Amortized Cost       Gross Unrealized        Gross Unrealized      Estimated Fair
                                                       Gains                    Losses              Value


Available for sale                                        (In Thousands)
securities at
December 31, 1995

Fixed maturity
securities

Loan backed                       $329,257                $5,949                    $0             $335,206
obligations of U.S.
Government
corporations and
agencies

Obligations of other               276,646                14,882                     0              291,528
governments, states
and political
subdivisions

Corporate bonds                  4,074,798               170,609                 6,799            4,238,608

Mortgage &                       2,002,772                21,040                -9,553            2,014,259
asset-backed
securities

Total fixed maturity             6,683,473               212,480               -16,352            6,879,601
securities

Equity securities                  364,732                88,666                                    453,398


Total                           $7,048,205              $301,146              -$16,352           $7,332,999






                                  Amortized Cost       Gross             Gross         Estimated Fair
                                                  Unrealized Gains    Unrealized          Value
                                                                         Losses


Held to maturity                                      (In Thousands)
securities at December
31, 1995


Fixed maturity securities

U.S. Treasury securities              $60,412            $3,385         -$328          $63,469
and non-loan backed
obligations of U.S.
Government corporations
and agencies

Loan backed obligations               429,971            28,017          -154          457,834
of U.S Government
corporations and agencies

Obligations of other                   81,608             1,961          -245           83,324
governments, states and
political subdivisions

Corporate bonds                     2,908,531           205,654        -4,660        3,109,525

Mortgage & asset-backed               588,850            19,880          -455          608,275
securities

                                   $4,069,372          $258,897       -$5,842       $4,322,427


The amortized cost and estimated fair value of fixed maturity securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                       Available for sale                  Held to maturity



                              Amortized Cost        Fair Value        Amortized Cost     Fair Value

                                                       (In Thousands)


Due in one year or less             $42442            $42,613          $124,011          $125,181

Due after one year               2,690,343          2,713,062         1,208,261         1,247,610
through five years

Due after five years             1,817,920          1,819,148         1,176,274         1,230,269
through ten years

Due after ten years                218,752            224,868           672,953           706,836

Total fixed maturity             4,769,457          4,799,691         3,181,499         3,309,896
securities excluding
mortgage and
asset-backed bonds

Loan-backed obligations            292,421            293,770           397,200           409,076
of U.S. Government
corporations and agencies

Mortgage and                     1,877,261          1,854,742           844,938           850,995
asset-backed securities


Total fixed maturity            $6,939,139         $6,948,203        $4,423,637        $4,569,967
securities


Major categories of AAL's investment income are summarized as follows:

                                        Year Ended           Year Ended
                                    December 31, 1996    December 31, 1995

                                             (In Thousands)



Fixed maturity securities                 $828,565            $807,481

Equity securities                           11,030               7,973

Mortgage loans                             284,534             256,251

Investment real estate                      21,998              20,418

Certificate loans                           34,882              34,618

Other invested assets                        6,666               3,665

Gross investment income                  1,187,675           1,130,406

Investment expenses                         16,085              14,616

Net investment income                   $1,171,590          $1,115,790


AAL's realized gains and losses on investments are summarized as follows:


                                     December 31, 1996     December 31, 1995

                                                  (Thousands)

Securities Available for Sale


Fixed Maturity Securities


Gross Realized Gains                    $41,313             $32,443


Gross Realized Losses                    -9,058              -8,955


Equity Securities


Gross Realized Gains                     37,001              18,209


Gross Realized Losses                    -7,546              -4,960


Other Investments, Net                    1,249             -20,139


Net Realized Gains                      $62,959             $16,598


Net unrealized gains on available for sale securities were credited directly to certificate owners' surplus, as follows:


                                      December 31, 1996     December 31, 1995

                                                  (Thousands)

Fair Value Adjustment to Available      $151,389            $284,794
for Sale Securities


Decrease in Deferred Acquisition          -2,686             -46,114
Costs


Net Unrealized Gains on Available       $148,703            $238,680
for Sale Securities


The increase (decrease) in unrealized appreciation on investments in fixed maturity and equity securities is as follows:


Year Ended December 31                    1996                1995

                                              (Thousands)

Fixed Maturity Securities               -$187,064           $630,394
Available for Sale


Equity Securities Available for            53,659             79,610
Sale


Deferred Acquisition Costs                 43,428           -159,114


Total                                    -$89,977           $550,890


AAL invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types follows:


                          Principal 1996          Principal 1995             Percent 1996          Percent 1995

                                                          (Thousands)

Geographic Region


Pacific                         $1,148,613            $1,086,817                  33.4                 35.2


South Atlantic                   1,204,145             1,108,102                    35                 35.9


Midwest                            652,296               571,206                    19                 18.5


Other                              432,983               320,810                  12.6                 10.4


Total Mortgage Loans            $3,438,037            $3,086,935                   100                  100


Property Type


Office                          $1,035,954            $1,001,258                  30.1                 32.4


Industrial                       1,056,824               929,260                  30.7                 30.1


Retail                             448,101               431,798                    13                   14


Residential                        433,128               357,021                  12.6                 11.6


Church                             184,259               160,560                   5.4                  5.2


Other                              279,771               207,038                   8.2                  6.7


Total Mortgage Loans            $3,438,037            $3,086,935                   100                  100


The following table presents changes in the allowance for credit losses:


                                          1996                1995

                                               (Thousands)


Balance at January 1                    $134,402            $142,402


Provision for Credit Losses                9,066              18,138


Charge offs                               -3,766             -26,138


Recoveries                                     0             134,402


Balance at December 31                  $139,702            $134,402


AAL's investment in mortgage loans includes $281,876,000 and $261,500,000 of loans that are considered to be impaired as of December 31, 1996 and 1995, respectively, for which the related allowance for credit losses are $56,043,000 and $60,010,000 at December 31, 1996 and 1995, respectively. AAL recorded interest income on impaired loans of $19,366,000 and $18,259,000 for 1996 and 1995 respectively.


Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:


                                   (Thousands)


                          Life Universal         Life Other       Annuities        Health          Total

Balance at January 1,           $404,955          $80,309         $228,918         $56,446          $770,628
1995

Acquisition costs
deferred

Commissions, net of               36,989           10,290           23,795           9,219            80,293
certificate charges

other costs                       13,192            4,834            4,960           5,409            28,395

total deferred                    50,181           15,124           28,755          14,628           108,688

Acquisition costs                -49,084           -5,665          -18,907          -3,006           -76,662
amortized

Increase in deferred               1,097            9,459            9,848          11,622            32,026
acquisition costs

Decrease related to              -70,645           -7,707          -80,762               0          -159,114
unrealized gains on
fixed maturities
recorded as a separate
component of
certificate owner
surplus

Total increase                   -69,548            1,752          -70,914          11,622          -127,088
(decrease)

Balance as of December           335,407           82,061          158,004          68,068           643,540
31, 1995

Acquisition costs
deferred

Commissions, net of               34,046           10,756           24,316           9,509            78,627
certificate charges

other costs                       12,064            4,758            5,165           5,512            27,499

total deferred                    46,110           15,514           29,481          15,021           106,126

Acquisition costs                -59,213          -12,021          -14,915           -2430           -88,579
amortized

Increase in deferred             -13,103            3,493           14,566          12,591            17,547
acquisition costs

Increase related to               19,160            1,936           22,332               0             43428
unrealized gains on
fixed maturities
recorded as a separate
component of
certificate owner
surplus

Total increase                     6,057            5,429           36,898          12,591            60,975
(decrease)

Balance as of December          $341,464          $87,490         $194,902         $80,659          $704,515
31, 1996


Note 4.  Retirement and Savings Plans

Retirement Plans

AAL has noncontributory defined benefit pension plans covering substantially all home office and field employees. AAL makes annual contributions to the plans that meet or exceed the minimum amounts specified by the Employee Retirement Income Security Act of 1974. AAL contributed $6,993,000 and $4,778,000 to the plans in 1996 and 1995, respectively. The accumulated benefit obligation does not reflect the actual benefits that will be paid on retirement, but rather the liability that would exist if the plans were terminated as of the valuation dates. Therefore, as part of the funding process that considers future benefits, net assets are held in excess of the accumulated benefit obligation. Pension plan assets are invested primarily in corporate bonds, listed stocks and commercial paper. The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.


                                         December 31(in thousands)

                                          1996                1995

Actuarial Value of Benefit
Obligations

Vested Benefits                         -$144,356           -$132,823

Nonvested Benefits                         -6,467              -5,854

Accumulated benefit Obligation           -150,823            -138,677

Projected Benefit Obligation of          -202,489            -190,028
Service Rendered to Date

Plan Assets at Fair Value                  242837             213,512

Funded Status-Excess of Plan               40,348              23,484
Assets over Projected Benefit
Obligation

Unrecognized Net Loss from Actual         -30,762             -13,876
Experience Different from that
Assumed and Impact of Changes in
Assumptions

Prior Service Benefit Not Yet                 903                 969
Recognized in Net Pension Cost

Unrecognized net obligation at            -11,697             -13,733
transition to Statement 87 on
January 1, 1987, being recognized
over a period of 18 years

Accrued pension liability                  -1,208              -3,156
included in other liabilities

Net Pension Cost includes the
following components

Service Cost                                8,902               7,736

Interest Cost                              14,862              13,742

Actual return on Plan Assets              -31,061             -45,008

Net Amortization and Deferred item         12,342              27,844

Net Pension Cost                           $5,045              $4,296




The  following   summarizes  certain  assumptions   included  in  the  preceding
schedules:

                                       December 31, 1996      December 31, 1995

Assumed Discount Rate                          8.0%                  8.0%

Expected Long-Term Rate of Return              8.5%                  8.5%
on Plan Assets

Rate of Increase in Future                     4.0-6.0%              4.0-6.0%
Compensation levels


Savings Plan

AAL also has a contributory savings plan covering substantially all home office and field employees. The plan is defined under Internal Revenue Code section 401(k) as a profit sharing savings plan that allows participant contributions on a before-tax basis as well as an after-tax basis. AAL's total contributions to the plan for 1996 and 1995 were $3,609,000 and $3,537,000, respectively.

Note 5.  Postretirement Benefits Other Than Pensions

AAL provides health and life insurance benefits for substantially all retired home office and field employees. AAL accrues for the projected future cost of providing postretirement benefits other than pensions as an expense over the service life of employees.

The following tables set forth the amounts recognized in AAL's financial statements and the postretirement benefit plan's funding status


                                          December 31(in thousands)

                                          1996                1995

Actuarial Value of Benefit
Obligations:

Retirees                                -$18,915            -$18,957

Fully Eligible Plan Participants          -6,301              -5,529

Other Active Participants                -11,975             -11,318

Total Accumulated Other                  -37,191             -35,804
Postretirement Benefits

Unrecognized net Loss                     -2,848              -2,238

Other Post retirement Liabilities       -$40,039            -$38,042


The components of the net periodic postretirement benefit cost reported in operations are summarized as follows:


                                         December 31(in thousands)

                                         1996                1995

Service benefits earned                 $1,385              $1,354

Interest cost on benefit                 2,771               3,063
obligation

Actual return on plan assets                 0                   0

Net amortization and deferral                0                   0

Net periodic postretirement             $4,156              $4,417
benefit

The discount rate used in determining the accumulated postretirement benefit obligation was 8.0 percent for 1996 and 1995, and generally, the health care cost trend rate estimate was 6.0 percent per year. The health care cost trend rate assumption can have a significant effect on the amounts reported. However, a one percentage point increase in the assumed health care cost trend rate would not be significant to AAL.

Note 6.  Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. The more significant differences are as follows: (a) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (b) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (c) certain assets, principally cost in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to certificate owners' surplus and excluded from the balance sheet; (d) the interest maintenance reserve and asset valuation reserve are reported as part of certificate owners' surplus rather than as a liability; and (e) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificate owners' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificate owners' accounts rather then reserve changes related to the investment portion of these policies. Summarized statutory-basis financial information for Aid Association for Lutherans Fraternal Benefit Society on an unconsolidated basis is as follows:


                                           December 31(in thousands)

                                           1996                1995

Assets                                  $16,671,018         $15,442,524

Liabilities                              15,577,883          14,499,841

Unassigned Funds                          1,093,135             942,683

Total Liabilities and Unassigned        $16,671,018         $15,442,524
Funds



                                          December 31(in thousands)


                                          1996                1995

Premium Income and Certificate          $1663,403           $1,665,995
Proceeds

Net Investment Income                    1162,629            1,110,545

Other Income                               23,647               17,179

Total Income                            $2849,679           $2,793,719


                                           December 31(in thousands)


                                           1996                1995

Reserve increase                          $741,518          $1,078,575

Certificate Owners' benefits             1,285,702           1,112,138

Surplus refunds                            107,472             102,772

Commissions and operating costs            367,155             338,908

Other                                      226,097              48,955

Total benefits and expenses             $2,727,944          $2,681,348


Note 7.  Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents

The carrying amounts reported in the accompanying balance sheets for these instruments approximate their fair values.

Investment Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans

The carrying amounts reported in the accompanying balance sheets for these loans are considered to be reasonable estimates of their fair value.

Financial Liabilities

The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificate reserves in the accompanying balance sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:


                              1996 Cost          1996 Estimated Fair       1995 Cost          1995 Estimated
                                                        Value                                    Fair Value

                                                                 (Thousands)

Financial Assets


Fixed maturities               $11,362,776           $11,518,170           $10,752,845          $11,202,027


Equity Securities                  396,788               539,113               364,732              453,398


Mortgage Loans                   3,298,335             3,633,788             2,952,533            3,511,314


Cash and Cash                      106,568               106,568               166,020              166,020
equivalents


Certificate loans                  501,263               501,263               500,306              500,306


Financial Liabilities


Deferred Annuities               7,393,259             7,291,815             7,169,742            7,047,240


other                              521,632               519,688               471,120              469,475


                                                Year Ended
                                  December 31, 1996     December 31, 1996

Net gain from operations                $121,735            $112,371
Net realized capital gain                  7,967               2,095
Net income                              $129,702            $114,466

Note 8.  Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL. AAL has not made any provision in the financial statements for liabilities, if any, that might ultimately result from these contingencies.